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DEAR SHAREHOLDER:
-----------------

              [GRAPHICAL REPRESENTATION OF GUARDIAN LIFE BUILDING]

                        WHERE WE'VE BEEN AND WHAT TO DO

                                    [PHOTO]

THE 1996 U.S. ECONOMY AND MARKETS

      The year ended December 31, 1996 was again very strong for U.S. stocks and mediocre for bonds, while the underlying economy was quite volatile on a quarterly basis, but moderate on an annual basis. The most commonly used phrases to describe the 1996 economy were "soft landing" and "goldilocks economy," the latter meaning "not too hot, not too cold." The real Gross Domestic Product
(GDP) growth for 1996 was 2.5%. The increase in the core Consumer Price Index (excluding food and energy) of 2.6% as of year-end 1996 was the lowest since 1965, despite the lowest unemployment rate since 1989 of 5.3%. One could conclude then that the soft landing had been achieved, and the Fed changed policy only once during the year, a 25 basis point tightening of the Federal Funds Rate on January 31, 1996.

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      Overall during 1996, the bond market, as measured by the Lehman Aggregate Bond Index, returned only 3.63%,(1) thus earning only approximately half its coupon. The loss of principal was reflected by the fact that the 30-year Treasury bond began in 1996 with a yield of 5.95% and ended the year at 6.64%, an increase of 69 basis points.

      Although the common stock market during 1996 was quite strong, returning 22.82% as measured by the S&P 500 Index,(2) it did not match the returns of 1995. This continued strength was due to extremely large and record cash inflows into stock mutual funds (as addressed below) and reasonably strong corporate profits, which offset the effect of the increase in yields. Within the stock market, large capitalization stocks significantly outperformed small cap stocks -- the DJIA returned 28.90%, with the S&P 500 returning 22.82%, and the Russell 2000 returning 16.49%.(2) This difference was interpreted as the result of a defensive strategy by investors who were reacting to a "rich" stock market by investing in relatively "safer" and more liquid high-cap stocks rather than "riskier" and less liquid small-cap stocks.

            Mutual Fund Cash
          Inflows (in billions)

                         Bond and
Year    Equity Funds   Income Funds       Total
-----------------------------------------------
1991      $ 38.40        $ 67.20         $105.60
1992        77.90          93.90          117.80
1993       129.55         113.73          243.28
1994       119.28         -43.47           75.78
1995       128.89          -4.11          124.79
1996       223Est.         13.9Est.       237Est.

1996 MUTUAL FUNDS

      A major story in the mutual fund and the stock market worlds during 1996 was the large cash inflows into mutual funds in general, and stock mutual funds in particular. The cash inflows into stock funds during 1996 was $223 billion, obliterating the previous record during 1993 of $129.55 billion. But concluding that the significant increase of cash inflows into equity mutual funds reflected an increase into total mutual funds would, however, be erroneous, as indicated by the table.

      Certainly 1996's total mutual fund cash inflows were significantly larger than during 1995 and 1994. But 1996's level was slightly below the 1993 record cash inflow into mutual funds of $243.3 billion. The much more significant change over the last four years has been the reallocation of mutual fund cash inflows from bond and income funds to equity funds.

WHAT TO DO IN THE CURRENT MARKET

      Portfolio management, for an individual or a professional, is a matter of balancing return and safety (that is, the absence of risk), not only for individual securities and asset classes (such as U.S. stocks), but also for the portfolio as a whole. In general, if the average return of a security or asset class is higher, its risk (that is, the variation in its return around the long-term average return) is also higher. For example, stocks over the long term have a higher average return than bonds, but stock returns are also more volatile. Cash has an even lower average return and as well as lower risk than bonds. However, stocks and bonds also have different return profiles over time. And the return profiles of other asset classes, such as international stocks, are even less similar.

      Managing the risk of an overall investor portfolio has two components. First, include some less risky assets, such as cash and bonds, in the portfolio. But including a large portion of low-risk assets in a portfolio would be an expensive way to reduce portfolio risk because these assets also have lower portfolio returns. Second, include asset classes with different return profiles in the portfolio. This is called portfolio diversification. In this regard, in his recent book on investment risk, Against the Gods, Peter Bernstein explains "why diversification is the nearest an investor can ever come to a free lunch."

      The practical import of diversification is based on a very simple principle. A bear market does not hurt unless you sell into it, either by choice (as an investment decision) or by necessity (because the funds are needed for other purposes).

      Following conventional wisdom, if there is a bear market in one asset class in your portfolio and you need funds, either sell the low-risk asset which has a stable price or sell a higher-risk asset whose price has not declined at that time. Try to avoid being in a position where you are forced to sell the asset class which has

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temporarily declined in price. Risk management, including diversification, takes care of not having to sell an asset when its price is low. That leaves only choosing to sell an asset when its price is low as an investment decision.

DIVERSIFY AND HOLD

      The final issue I wish to address is whether, due to the significant cash inflows into equity mutual funds during the last three to four years, individual portfolios have become unbalanced with respect to common stock exposure. Thus, as a result of this lack of diversification, investors may be vulnerable to stock market declines and will be forced or inclined to sell significant amounts of common stock in response to an initial decline in the stock market. I think not.

      While there have been significant cash inflows into common stock mutual funds relative to bond funds in the last three years, investors' exposure to common stock is not necessarily currently extreme for at least two reasons. First, during the last three years, as shown in data from the Federal Reserve System, households have been liquidating common stock in significant amounts while they have been buying common stock mutual funds. This shift from personally managing their stock portfolio to having their stock portfolios professionally managed seems prudent. Investors may wish to trade individual stocks as a hobby around their core, professionally managed, stock holdings. But they should realize that their hobby may cost them money, as most hobbies do. The net offset of these two changes in common stock holdings is positive, but not nearly as extreme as would be thought by focusing just on the cash inflows in the common stock mutual funds would suggest.

      Second, one would have to consider the composition of the household portfolios at the beginning of this period to conclude that the position at the end of the period was extreme. In this regard, the significant increase in the participation of households into the common stock market did not begin until the 1990s. Prior to this, investors had smaller stock positions because stock returns had not been very attractive.

      However, the current bull market in stocks began in 1982, with major setbacks only in 1987 and 1990. It is this fairly sustained rally that has induced households to increase their common stock holdings. Thus, investors' recent significant additions to their common stock portfolios have most likely been the redressing of the previous disequilibrium of underweighting in common stocks in response to the significant performance of the common stock market over the last 15 years.

CONCLUSION

      Will the stock market rally continue without significant setbacks? It is unlikely that the approximate 60% return of 1995 and 1996 will be duplicated in 1997 and 1998. Will there be significant corrections? Perhaps and even very likely. Will these corrections harm investors? Only if they are forced or choose to sell into them. Can consumers or anyone else forecast these corrections? Unlikely. The correct strategy is to diversify the portfolio, not only across U.S. stocks, U.S. bonds and cash, but also foreign stocks and bonds, from both developed and developing countries. Diversify and hold is the correct prescription for the future.

                                          Regards,


                                          /s/ Frank J. Jones

                                          Frank J. Jones, Ph.D.
                                          President, The Park Avenue Portfolio

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(1) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment.

(2) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance. The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The indices are not available for direct investment.

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THE PARK AVENUE PORTFOLIO

Table of Contents

                                                        PORTFOLIO     SCHEDULE
                                                         MANAGER         OF
                                                        INTERVIEW    INVESTMENTS
--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND                                2           15
------------------------------------------------           ----         ----

OBJECTIVE:    Long-term growth of capital         "WE BELIEVE THAT SOUNDLY-BASED
------------------------------------------------  QUANTITATIVE MODELS PROVIDE A
PORTFOLIO:    At least 80% common stocks and      VALUABLE TOOL TO THE EQUITY
              securities convertible into         PORTFOLIO MANAGER. AT THE SAME
              common stocks                       TIME, FAST-BREAKING NEWS AND
------------------------------------------------  UNUSUAL INVESTMENT ISSUES
INCEPTION:    June 1, 1972                        REQUIRE THE BALANCED JUDGMENT
------------------------------------------------  OF A CAPABLE PORTFOLIO
NET ASSETS AT DECEMBER 31, 1996: $1,428,191,372   MANAGER. WE BELIEVE THE BEST
------------------------------------------------  PATH TO CONSISTENT RETURNS, IN
                                                  EXCESS OF THE INDEXES,
                                                  REQUIRES THE SYNERGISTIC
                                                  RESULTS OF COMBINING GOOD
                                                  QUANTITATIVE TOOLS WITH GOOD
                                                  MANAGER JUDGMENT."

                                                  -- Charles E. Albers, C.F.A.
                                                     Portfolio Manager

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THE GUARDIAN ASSET ALLOCATION FUND                           6           19
------------------------------------------------           ----         ----

OBJECTIVE:    Long-term total investment return   "EARNINGS GROWTH EXPECTATIONS
              consistent with moderate risk       FROM WALL STREET STOCK
------------------------------------------------  ANALYSTS HAVE INCREASED,
PORTFOLIO:    A mixture of: common stocks and     MAINTAINING THE RELATIVE
              convertible securities; investment  APPEAL OF STOCKS.
              grade debt obligations and U.S.     INTERESTINGLY, THIS DOES
              government securities; and money    REPRESENT A DIVERGENCE FROM
              market instruments                  THE DECLINING PROFIT
------------------------------------------------  EXPECTATIONS OF ECONOMISTS,
INCEPTION:    February 16, 1993                   AND WE WILL BE MONITORING THIS
------------------------------------------------  DIFFERENCE OF OPINION AS WELL
NET ASSETS AT DECEMBER 31, 1996:  $93,265,888     AS THE INCREASING DIVERGENCE
------------------------------------------------  BETWEEN STOCKS AND BONDS VERY
                                                  CAREFULLY AS THE YEAR
                                                  UNFOLDS."

                                                  -- Jonathan C. Jankus, C.F.A.
                                                     Portfolio Manager

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THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND              8           21
------------------------------------------------           ----         ----

OBJECTIVE:    Long-term growth of capital         "GUARDIAN BAILLIE GIFFORD
------------------------------------------------  LIMITED CONTINUED TO EMPLOY
PORTFOLIO:    At least 80% in a diversified       ITS STRATEGY OF MANAGING A
              portfolio of common stocks of       DIVERSIFIED PORTFOLIO OF
              companies domiciled outside of the  INTERNATIONAL EQUITIES, PAYING
              United States                       PARTICULAR ATTENTION TO THE
------------------------------------------------  FUNDAMENTAL ATTRACTIONS OF
INCEPTION:    February 16, 1993                   INDIVIDUAL COMPANIES IN TERMS
------------------------------------------------  OF THEIR PROFITABILITY,
NET ASSETS AT DECEMBER 31, 1996:  $60,905,969     STRENGTH OF BALANCE SHEET, AND
------------------------------------------------  EARNINGS GROWTH PROSPECTS."

                                                  -- R. Robin Menzies
                                                     Portfolio Manager

                                                        PORTFOLIO     SCHEDULE
                                                         MANAGER         OF
                                                        INTERVIEW    INVESTMENTS
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THE GUARDIAN INVESTMENT QUALITY BOND FUND                   10           26
------------------------------------------------           ----         ----

OBJECTIVE:    A high level of current income and  "NEW SECTORS IN WHICH WE HAVE
              capital appreciation with undue     CONCENTRATED OUR RESEARCH
              risk                                EFFORTS IN THE FOURTH QUARTER
------------------------------------------------  ARE INSURANCE-ENHANCED
PORTFOLIO:    At least 80% investment-grade bonds ASSET-BACKED SECURITIES AS
              and U.S. government securities      WELL AS "AA" AND "A" RATED
------------------------------------------------  ASSET-BACKED SECURITIES AND
INCEPTION:    February 16, 1993                   COMMERCIAL MORTGAGE-BACKED
------------------------------------------------  SECURITIES. THROUGH THE
NET ASSETS AT DECEMBER 31, 1996: $50,793,921      SELECTIVE PURCHASE OF
------------------------------------------------  CORPORATE CREDITS AND NEW BOND
                                                  SECTORS, WE BELIEVE THAT THE
                                                  FUND CAN ADD INCREMENTAL YIELD
                                                  AND TOTAL RETURN IN 1997."

                                                  -- Michele S. Babakian
                                                     Portfolio Manager

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THE GUARDIAN TAX-EXEMPT                                     12           28
------------------------------------------------           ----         ----

OBJECTIVE:    Maximum current income exempt from  "PART OF THE FUND'S STRATEGY
              federal taxes                       IS TO PURCHASE BONDS WITH GOOD
------------------------------------------------  CURRENT INCOME, MEANING HIGH
PORTFOLIO:    At least 80% investment-grade       COUPONS THAT ARE ABOVE CURRENT
              obligations issued by state and     MARKET COUPONS."
              local authorities
------------------------------------------------  -- Alexander M. Grant, Jr.
INCEPTION:    February 16, 1993                      Portfolio Manager
------------------------------------------------
NET ASSETS AT DECEMBER 31, 1996: $39,185,188
------------------------------------------------

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THE GUARDIAN CASH MANAGEMENT FUND                           14           30
------------------------------------------------           ----         ----

OBJECTIVE:    As high a level of current income   "THE GUARDIAN CASH MANAGEMENT
              as is consistent with liquidity and FUND IS A PLACE FOR OUR
              preservation of capital             INVESTORS TO PUT THEIR MONEY
------------------------------------------------  WHILE THEY DECIDE THEIR
PORTFOLIO:    Short-term money market             PREFERRED LONG-TERM INVESTMENT
              instruments                         VEHICLE, BE IT STOCKS, BONDS
------------------------------------------------  OR TAX-EXEMPTS. ALSO, SOME OF
INCEPTION:    November 3, 1982                    OUR INVESTORS PREFER THE
------------------------------------------------  RELATIVE STABILITY OF THE
NET ASSETS AT DECEMBER 31, 1996: $90,799,801      MONEY MARKETS. TO BEST
------------------------------------------------  ACCOMMODATE ALL OUR INVESTORS,
                                                  WE WILL CONTINUE TO TRY TO
                                                  PROVIDE A STRONG 7-DAY YIELD,
                                                  WHILE OFFERING SAFETY AND
                                                  LIQUIDITY."

                                                  -- Alexander M. Grant, Jr.
                                                     Portfolio Manager

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FINANCIAL STATEMENTS                                                     30
------------------------------------------------                        ----

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NOTES TO FINANCIAL STATEMENTS                                            40
------------------------------------------------                        ----

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FINANCIAL HIGHLIGHTS                                                     50
------------------------------------------------                        ----

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THE GUARDIAN PARK AVENUE FUND
-----------------------------

[PHOTO]

Q. 1996 WAS ANOTHER OUTSTANDING YEAR FOR THE FUND. WHAT IS YOUR ASSESSMENT OF HOW THE FUND PERFORMED?

A. The Fund had excellent performance in 1996, both in absolute and relative terms. In absolute terms, the Fund produced a total return to shareholders of 26.5%, after expenses.(1) For the second year in a row, following 34.3% in 1995, the Fund was able to produce excellent absolute returns. The Fund's 1996 return of 26.5% also represented a solid return on a relative basis, when comparing the Fund's returns to the average return of 19.2% shown by all Lipper U.S. Growth Funds during the same period.(2) The Fund's performance ranked it solidly in the top decile within Lipper's growth fund category, ranking number 63 out of 669 U.S. equity growth funds. The Fund also bettered the S&P 500 Composite Index,(5) which returned 22.8%.

      Of course, from the shareholders' viewpoint, it's really the long-term results that count the most. Here too, the Fund has done well, placing it in the top 5% of Lipper Growth Funds over the last 5 years, ranking number 12 out of 255 for the 5-year period ended December 31, 1996. The Fund ranked number 22 out of 163 similar funds for the 10-year period and number 8 out of 111 for the 15-year period ended December 31, 1996.

      According to Lipper,(3) the Fund has ranked in the top 10 of all U.S. Equity funds over the 15-year period through year-end 1996 and has also earned a spot on Barron's Magazine's "list of winners".(4) Clearly, our investment methods have withstood the test of time.

Q. WHAT FACTORS AFFECTED FUND PERFORMANCE IN 1996?

A. Two factors deserve special mention here. First, for the second year in a row, large-cap stocks outperformed small-cap stocks, as can be seen in the following table:

                                       TOTAL RETURN %
                                       --------------
                                      1995        1996
                                      ----        ----
  Large-Cap (S&P 500)                +37.4%      +22.8%
  Small-Cap (Russell 2000)(6)        +28.4%      +16.5%
                                      ----        ----
  Difference                          +9.0%       +6.3%

      Fortunately, we perceived early in 1995 that a shift to large-caps would be advantageous, and we tilted the GPAF portfolio accordingly, as shown in the chart below. That shift had a very positive impact on investment performance in both 1995 and 1996.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                     WEIGHTED AVERAGE MARKET CAPITALIZATION
                                  ($ BILLIONS)

                                        S&P       GPAF
                                        ---       ----
                         12/31/94       22.0       6.0
                          6/30/95       26.2      14.9
                         12/31/95       30.6      24.6
                          6/30/96       34.4      34.7
                         12/31/96       39.3      37.7

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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report 4th Quarter 1996. Lipper rankings are based on total return and do not take into account any deductions for sales loads.

(4)   As reported in Barron's Magazine, dated January 6, 1997.

(5) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(6) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses which are deducted from the Fund's return.

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      The other factor which had a significant impact on 1996 results was our proprietary stock scoring system. This system has historically provided us solid guidance in stock selection, and this record continued into 1996. The predictive power of this quantitative tool during 1996 can be seen in the table below.

                              1996 PRICE PERFORMANCE (%)
                              --------------------------
STOCK SCORING SYSTEM          S&P 500        NEXT 1500
     RANKING                  UNIVERSE        STOCKS
--------------------          -------        ---------
Top Quintile                    19.4%          23.7%
Universe Average                16.9%          15.2%
Bottom Quintile                  9.5%           6.3%

      This table shows that, within the S&P 500 stock universe, the stock scoring system's top-ranked quintile (20%) of stocks appreciated 19.4%, approximately 10% better than the S&P 500 stocks in the system's bottom-ranked quintile. Moreover, in the "next 1500" universe of smaller stocks, the spread between the top and bottom quintiles was much greater at 17.4%. Generally, we find that the predictive power of our models is greater within our universe for smaller cap stocks.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND DURING 1996?

A. There was no change in our strategic approach to managing the portfolio during 1996. We believe that soundly-based quantitative models provide a valuable tool to the equity portfolio manager. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the best path to consistent returns, in excess of the indexes, requires the synergistic results of combining good quantitative tools with good manager judgment.

      Our quantitative tools look at the portfolio two different ways:
"top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which portfolio style has the most attractive performance prospects. The "bottom-up" approach uses our proprietary stock scoring system to identify specific attractive stocks within our 2000 stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining them both within one portfolio.

Q. WHAT HAVE BEEN THE PORTFOLIO'S WEIGHTS IN DIFFERENT ECONOMIC SECTORS, AND HOW HAVE THESE WEIGHTINGS AFFECTED PERFORMANCE?

A. The attached table shows the Fund's portfolio weightings for all of the major economic sectors for the year ended December 31, 1996. As you can see, our three largest positions were in Financial (25.6%), Consumer Staples (19.3%) and Energy (18.1%). During 1996, the portfolio's relative weightings in the different sectors contributed positively to the Fund's good relative performance. Specifically, the Fund's two most overweighted sectors at 12/31/96, relative to the S&P 500, were in Financials and Energy. The Fund overweighted the Financial sector by 10.6% and the Energy sector by 8.4%. Both of these sectors outperformed the market during the year.

Q. LOOKING AHEAD TO 1997, HOW WILL YOU BE MANAGING THE FUND?

A. We continue to believe that well-established, large-cap companies have the better prospects in 1997. This view is supported both by our quantitative "style predictor" models and also by our fundamental investment judgment. The current business cycle expansion is in its mature stage and competitive business pressures are intensifying in many industries and, thus, overall profit growth is slowing. We expect this to continue in 1997. In such an environment, we believe it is the high-quality large-cap companies that are in the best position to sustain growth of sales and profits. And, the logic is perfectly clear: the stock prices of those high-quality companies should do fairly well, following the relatively good fundamental company profits.

      As always, we will stay attuned to the changing investment environment. Our goal is to produce superior results for our shareholders on a consistent basis.

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THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF DECEMBER 31, 1996
-------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

CASH & CASH EQUIVALENTS        4%
COMMON STOCK                  96%

PORTFOLIO COMPOSITION

      The Guardian Park Avenue Fund portfolio holds 302 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

------------------------------------------
GUARDIAN PARK AVENUE FUND --
TOP 10 HOLDINGS AS OF 12/31/96

 1  General Electric                 2.99%
------------------------------------------
 2  Citicorp                         2.53%
------------------------------------------
 3  Exxon Corporation                2.23%
------------------------------------------
 4  Intel Corporation                2.23%
------------------------------------------
 5  Merck & Co.                      2.22%
------------------------------------------
 6  McDonnell Douglas                2.21%
------------------------------------------
 7  Johnson & Johnson                2.11%
------------------------------------------
 8  Philip Morris                    2.11%
------------------------------------------
 9  DuPont De Nemours                1.85%
------------------------------------------
10  Bristol Myers Squibb             1.63%
------------------------------------------

COMPARISON OF COMMON STOCKS HELD BY THE FUND ON DECEMBER 31, 1995 AND 1996

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

CONGLOMERATES       -  1.5%
CONSUMER SERVICES   -  2.4%
OTHER               - 10.4%
CONSUMER CYCLICAL   -  3.2%
TECHNOLOGY          - 23.3%
FINANCIAL           - 18.2%
CONSUMER STAPLES    - 17.9%
CAPITAL GOODS       -  3.3%
ENERGY              - 12.4%
BASIC INDUSTRY      -  7.4%

          1995

    [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

CONGLOMERATES       -  1.8%
CONSUMER SERVICES   -  1.7%
OTHER               -  3.2%
CONSUMER CYCLICAL   -  3.4%
TECHNOLOGY          - 16.9%
FINANCIAL           - 25.6%
CONSUMER STAPLES    - 19.3%
CAPITAL GOODS       -  5.3%
ENERGY              - 18.1%
BASIC INDUSTRY      -  4.8%

          1996

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GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHARTS]

          The Guardian Park Avenue Fund      $382,268
          S&P 500 Index                      $171,365
          Lipper U.S. Equity Growth
            Fund Average                     $150,775
          Cost of Living                     $ 38,331

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $382,268 on December 31, 1996. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $171,365. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $150,775. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

              AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/96

                                                                 Since Inception
                                 1 Year     5 Years     10 Years     (6/1/72)
--------------------------------------------------------------------------------
At Net Asset Value(2)
  (without sales charge)         26.49%      19.39%      16.03%      16.07%
--------------------------------------------------------------------------------
Class A Shares(3)
  (with sales charge)            20.80%      18.30%      15.50%      15.86%
--------------------------------------------------------------------------------
S&P 500 Index                    22.82%      15.14%      15.15%      12.26%
--------------------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH BECAME EFFECTIVE ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN EXPENSES CHARGED TO EACH SHARE CLASS.

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988 shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charges.

(3) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
----------------------------------

      [PHOTO]                            [PHOTO]

Frank J. Jones, Ph.D.              Jonathan C. Jankus, C.F.A.
Co-Portfolio Manager               Co-Portfolio Manager

Q. HOW DID THE FUND PERFORM IN 1996?

A. For the year ended December 31, 1996, the Fund's return was 18.74%,(1) placing it well above the average 13.60% return of funds with similar objectives and policies in Lipper's universe of flexible equity funds.(2) The Fund also handily outperformed the average return of 12.43% produced by Morningstar's universe of asset allocation funds.(3) Since its inception on February 16, 1993, the Fund's total aggregate return of 62.28% (or 13.32% on an average annual basis) is also ahead of the aggregate return of 59.34% (or 12.78% annually) experienced by its passive composite benchmark (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index).(4) This benchmark's return for 1996 was a very respectable 14.89%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE IN 1996? WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. This was yet another year in which the investor was either long or wrong. If you invested in equities and had a pulse, you made money. Unlike last year, however, there was little to be gained by investing in bonds which returned a meager 3.63% (as measured by the Lehman Aggregate Bond Index). We were correctly overweighted in stocks relative to our benchmark, averaging about a 75% weight versus our 60% benchmark. We also benefited from the excellent stock selection capabilities of our equity group, headed by Chuck Albers. The allocation decisions are based on theoretical models which integrate information about the economy and the financial markets.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A. Our investing will, of course, continue to be guided by our quantitative model, which as of year-end, had us invested 76% in stocks, 20% in bonds, and 4% in cash. We are thus continuing to emphasize stocks at the expense of bonds. Economists' expectations for inflation over the next year are essentially unchanged from a year ago at about 3%, currently making bonds a better buy, since yields are higher than they were a year ago (6.42% on the 10-year treasury bond at year-end versus 5.57% at the end of 1995). Earnings growth expectations from Wall Street stock analysts have, however, increased as well, maintaining the relative appeal of stocks. Interestingly, this does represent a divergence from the declining profit expectations of economists, and we will be monitoring this difference of opinion as well as the increasing divergence between stocks and bonds very carefully as the year unfolds.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 and the Lehman Aggregate Bond Index are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 and Lehman Aggregate Bond Indexes do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND PROFILE
AS OF DECEMBER 31, 1996
------------------------------------------

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          S&P 500 INDEX                 $18,375
          THE GUARDIAN ASSET
            ALLOCATION FUND             $15,503
          LEHMAN AGGREGATE BOND
            FUND INDEX                  $12,775

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index.(4) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% which an investor may have to pay when purchasing shares of the Fund. The Indexes begin at $10,000.

                    [GRAPHICAL REPRESENTATION OF A PIE CHART]

          CASH & CASH EQUIVALENTS          4.0%
          BONDS                           20.0%
          STOCKS                          76.0%

The market exposure shown above provides an illustration of the Fund's allocation to different market segments as of December 31, 1996. For a complete listing of Fund holdings, please refer to the Schedule of Investments.

              AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/96

                                                                 Since Inception
                                   1 Year           3 Year          (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(5)
  (without sales charge)           18.74%           13.11%            13.30%
--------------------------------------------------------------------------------
Class A Shares(6) (with
  sales charge)                    13.40%           11.38%            11.96%
--------------------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH BECAME EFFECTIVE ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN EXPENSES CHARGED TO EACH SHARE CLASS.

(5) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(6) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
-----------------------------------------------

[PHOTO]

R. Robin Menzies,
Portfolio Manager

Q. LAST YEAR, INVESTORS IN THE U.S. STOCK MARKETS GENERALLY DID QUITE WELL. HOW DID INTERNATIONAL MARKETS PERFORM COMPARED WITH THE U.S., AS REFLECTED IN THE FUND'S RESULTS?

A. The Fund performed well in 1996, with a total return of14.33%,(1) outpacing the 6.4% return posted by the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2) International markets, such as Japan and Europe, have performed quite differently, but both have great potential for future gains. Starting in Japan, the MSCI Japan Index fell by 15.4% in 1996.(3) Nihon Bashi, the Japanese equivalent of Wall Street, is at about half of its all-time peak of 1989. The Japanese have been very cautious with their money, whereas they used to be great stock market players. They have seen banks declare huge bad-loan write-offs, stock prices plunge, and, in a country where life-time employment was the norm in large corporations, jobs have been put at risk. But it seems as if the worst is over--the Japanese authorities have been doing a good job at sorting out their big problems and getting the economy on the move again. In addition, unemployment is falling, incomes are rising, and thanks to the Yen's decline, exports are doing well.

      A less extreme but equally fascinating area is Europe. This does not include the U.K., which is like the United States in that its economic recovery is well on and interest rates are expected to rise in early 1997. Europe is moving closer to economic and monetary union through a common currency, the "Euro," which should be introduced by 1999. Having a common currency across a range of countries far more diverse, both economically and culturally, than the states of the United States imposes big strains on all involved. Questions to be answered are who should be let in and how is inflation going to be kept down? In the meantime, fiscal austerity--to meet the monetary union rules--plus high unemployment and low inflation mean that interest rates will be kept low for as long as possible. Low rates and corporate restructuring are a potent combination that should lead to decent profits growth and a great background for European equity markets in 1997.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS YEAR?

A. The Fund's solid performance relative to the MSCI EAFE Index was due in large part to the Fund's underweighted investment in Japan as compared to the Index. The Index generally has about a 40% weighting in Japan, while throughout the year the Fund held approximately 32% on average in Japan. Japan was the weakest of the major markets in 1996. Performance was also helped by the impressive returns of the stocks held by the Fund in Continental Europe, which ended 1996 with a return of 33.9% for the year as compared with the 18.7% return of the MSCI Europe Ex-U.K. Index(4) over the same period.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The Index is capitalization-weighted and carries a significantly higher weighting in Japan than the Fund is normally likely to have because the Fund seeks to diversify investments across all major international markets. The performance of the Fund and the MSCI EAFE Index may not therefore always correlate closely. The MSCI EAFE Index is not available for direct investment and its returns do not reflect expenses which are deducted from the Fund's return. Likewise, return figures for the MSCI EAFE Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The MSCI Japan Index is an unmanaged index generally considered to be representative of Japanese stock market activity. The returns for the index do not reflect expenses which are deducted from the Fund's return.

(4) The MSCI Europe Ex-UK Index is an unmanaged index generally considered to be representative of European stock market activity, excluding the United Kingdom. The returns for the index do not reflect expenses which are deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND PROFILE
AS OF DECEMBER 31, 1996
-------------------------------------------------------

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          The MSCI/EAFE Index                $16,751
          The Guardian Baillie
            Gifford Int'l Fund               $15,430

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Baillie Gifford International Fund and the MSCI/EAFE Index.(2) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% which an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

---------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

Top 10 Holdings

                                    Nature of
Company          Country            Company
-----------------------------------------------------------
Novartis           Switzerland      Pharmaceuticals
-----------------------------------------------------------
Canon Inc.         Japan            Electronic Equipment
-----------------------------------------------------------
NTT Data           Japan            Computer Systems
-----------------------------------------------------------
Rohm               Japan            General Industry
-----------------------------------------------------------
ABN Amro           Netherlands      Banking
-----------------------------------------------------------
BASF               Germany          Chemicals
-----------------------------------------------------------
Jusco              Japan            Retailer
-----------------------------------------------------------
Bridgestone Corp.  Japan            Tires
-----------------------------------------------------------
Incentive B        Sweden           Industrial Conglomerate
-----------------------------------------------------------
Hoechst            Germany          Chemicals
-----------------------------------------------------------

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/96

                                                                 Since Inception
                                   1 Year           3 Year           (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(5)
  (without sales charge)           14.33%            8.11%            13.54%
--------------------------------------------------------------------------------
Class A Shares(6) (with
  sales charge)                     9.19%            6.46%            12.20%
--------------------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH BECAME EFFECTIVE ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN EXPENSES CHARGED TO EACH SHARE CLASS.

(5) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(6) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
-----------------------------------------

[PHOTO]

Michele S. Babakian,
Portfolio Manager

Q. HOW DID THE FUND PERFORM IN 1996?

A. The Fund had a total return of 2.73%(1) for the year ended December 31, 1996. By comparison, our Lipper(2) peer group, which consists of other open-ended funds that invest primarily in bonds having investment grade ratings of "BBB" or better, had a total return of 3.19% for the same period. Within this Lipper peer group the Fund ranked 53 out of 102 funds.(3) A broad market benchmark we also compare ourselves against, the Lehman Aggregate Bond Index,(4) had a total return of 3.63% for the year ended 1996.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING 1996?

A. Aside from the Federal Reserve lowering the Fed Funds rate in February, the rest of 1996 can be characterized as a year in which investors expected the Fed to raise rates which caused a bearish sentiment to permeate the market. As the market turned bearish, the duration of the Fund's portfolio was positioned slightly shorter than the duration of the Lehman Aggregate Bond Index. We position this portfolio's duration slightly longer than the duration of the Index if we conclude, based on our assessment of the economy's growth, inflation pressures, and the effects of fiscal and monetary policy, that yields will decrease, or slightly shorter than the Index if we determine that yields will rise. As 1996 consisted of a bear market for bonds, with occasional bullish fervor, the portfolio's duration was approximately 5% shorter than the Index's duration. This positioning reduced the portfolio's exposure to price depreciation, which added to its total return.

      Another major factor which positively affected the Fund's performance was the change of allocation in the corporate bond and mortgage-backed securities
(MBS) sectors. Throughout the year the Fund increased its investments in a more diverse group of corporate bond sectors and MBS products. This new positioning of assets was positive for the Fund as the yield spreads on all of the sectors we chose narrowed, or moved closer toward Treasury yields.

      Corporate bond yield spreads tightened to historical lows for the year due to positive corporate earnings and increasing demand from a growing investor base. The corporate bond sector in which we invested the most new assets in 1996 was the finance sector. This sector returned 3.75% for the year, the highest returning of the four major sectors within the Lehman Corporate Index. However, the industrial sector contained the highest returning subsectors which included airlines, gaming and lodging. We were not invested in those subsectors.

      MBS, with high option adjusted spreads, benefited from a market with low volatility, which improves MBS values, and demand from new investors such as foreign accounts and hedge fund managers. The big total return play was in seasoned pass-throughs, especially the higher coupons. Although we did not participate significantly in the seasoned pass-through market, the portfolio was positioned with a 20% weight in current and premium pass-throughs. Also in the portfolio were collateralized mortgage obligations (CMOs) which comprised about 9% of the portfolio. Together these securities provided a 29% portfolio weighting in the Fund. The Lehman Mortgage-Backed Securities (MBS) Index(4) returned 5.35% for 1996.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. As 1996 consisted of a bear market with occasional bullish sentiment, we managed the fund's duration to be approximately 5% shorter than the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Lipper rankings were reported by Lipper Mutual Funds Performance Analysis Special Report 4th Quarter 1996.

(4) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Mortgage-Backed Securities Index is an unmanaged index that is generally considered to be representative of U.S. mortgage pass-through market activity. Neither Index is available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

duration of our benchmark, the Lehman Aggregate Bond Index. During those months when the market yields were declining or holding steady, the Fund's duration was brought up to a neutral position versus the Index.

      With regard to asset allocation in this portfolio, our goal was to allocate approximately 10% of the Fund's assets to Treasuries, 35-40% to corporates, 30% to MBS, 15% to asset-backed securities (ABS) and the balance, 5%, to commercial mortgage-backed securities (CMBS). This allocation would keep us invested in yield product, or securities with a yield spread over Treasuries.

      Our corporate strategy in 1996 was to diversify the portfolio among corporate bond sectors and to focus our investments more than before in the higher- yielding, BBB sector. The largest sector in which we invested was the finance sector and our positions in this sector included the industries of banking, brokerage, insurance and real estate. Outside of finance, the telecommunications, tobacco and yankee sectors were added to the portfolio's holdings. Many of the securities which were purchased in these sectors were "BBB" in quality, the investment quality group which had the best returns in 1996, according to the Lehman Index data.

      New sectors in which we have concentrated our research efforts in the fourth quarter are insurance-enhanced ABS, as well as "AA" and "A" rated ABS and CMBS. Through the selective purchase of corporate credits and new bond sectors, we believe that the Fund can add incremental yield and total return in 1997.

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND PROFILE
AS OF DECEMBER 31, 1996
-------------------------------------------------

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          The Guardian Investment Quality Bond Fund         $11,519
          Lehman Aggregate Bond Index                       $12,777

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Investment Quality Bond Fund and in the Lehman Aggregate Bond Index.(4) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5%, which an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

                      PORTFOLIO COMPOSITION BY ASSET CLASS
                             AS OF DECEMBER 31, 1996

                    [GRAPHICAL REPRESENTATION OF A PIE CHART]

          AA                       2.0%
          A                       15.7%
          BBB                     15.6%
          BB                       2.0%
          REPURCHASE AGREEMENTS    3.5%
          NOT RATED                3.8%

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/96

                                                                 Since Inception
                                             1 Year                 (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(5)
  (without sales charge)                      2.73%                   4.95%
--------------------------------------------------------------------------------
Class A Shares(6) (with
  sales charge)                              -1.89%                   3.71%
--------------------------------------------------------------------------------

(5) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(6) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
----------------------------

[PHOTO]

Alexander M. Grant, Jr.,
Portfolio Manager

Q. HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN 1996?

A. The Fund produced a total return of 3.62%(1) for the year ended December 31, 1996 as compared to the Lehman Municipal Bond Index which produced a total return of 4.43%.(2) For the six-months ended December 31, 1996, the Fund's total return was 4.97%, slightly outperforming the Lehman Municipal Bond Index by 7 basis points (.07%).

      Another important comparison that should be used when measuring the Fund's performance is how it stacks up to its peers. Based on peer group comparisons made by Lipper Analytical Services,(3) the Fund ranked 88 out of 225 funds with the same objective, for the year ended December 31, 1996. The average return for municipal bond funds in the Lipper universe for that period was 3.30%. The Guardian Tax-Exempt Fund outperformed the average by 32 basis points (.32%). As of December 31, 1996, the Fund's 30-day yield was 4.63%, which equals over a 7.00% taxable equivalent yield for a person in the highest federal income tax bracket.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The months leading up to the presidential election took its toll on the municipal market. Tax reform, including "flat tax" initiatives, was a significant topic of discussion as the presidential election heated up. With uncertainty in the air on tax reform, municipals experienced price volatility during the early months of 1996. However, this price volatility created opportunities as yields reached 6.00% and better. This increase in yields had two results: (1) individual investors had an opportunity to get involved in yields that were at an acceptable threshold; and (2) municipal issuers stopped issuing bonds.

      As the year progressed, tax reform was placed on the back burner of political agendas and quickly forgotten. The combination of retail buyers, lack of municipal supply, and the quiet death of tax reform caused the municipal bond market to start to perform. As these forces started to jell the tax-exempt municipal bond market began to outperform other fixed-income markets. This performance continued into the third quarter.

      As interest rates started to come down, the supply of municipal opportunities increased. With the tax reform issue gone and presidential elections at hand, institutional buying stepped up, causing the individual investors to back away from the market. The new municipal supply, at lower yields, was met with great demand by institutional investors, which in turn kept the performance ball rolling for municipals. During the fourth quarter, continued municipal supply was met with continued institutional demand. Demand outstripped supply, which in turn caused the municipal market to continue its positive performance.

      On a less positive note, another factor that has affected the municipal market (and other fixed-income markets as well), is the strong performance of the U.S. equity markets. With the stock market returning over twenty percent for 1996, it is easy to understand why municipal mutual funds have not grown. It appears that

--------------------------------------------------------------------------------
(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

most new money heading into the mutual fund investment arena landed into an equity fund. This in turn left the growth of most fixed-income mutual funds flat.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND DURING 1996?

A. Noncallable tax-exempt municipal bonds (bonds that cannot be redeemed prior to maturity) became very expensive in 1996. The strategy of the Fund was to sell noncallable bonds and buy municipal bonds that were out of favor and offering a high yield because of the unwanted structure. Bonds that had a call that was less than ten years (the market standard is ten-year call protection) or bonds that traded around the coupon (par bonds) were among the bonds that were being penalized by the market. These bonds would offer a higher yield because it was a structure the seller did not want and potential buyers would expect to get additional compensation for, i.e., more yield. It is for these reasons that we were purchasers of these bonds, as they offered value and extra yield.

      These bonds became attractive because the market was penalizing them to the extent that on a relative value basis they presented good value. That is, they offered higher yields with the same credit risk. Since the Fund is a relative value buyer we perceived value in selling the noncallable structure at very expensive prices and buying a similar credit risk at much cheaper spreads.

      Part of the Fund's strategy is to purchase bonds with good current income, that is to say, high coupons that are above current market coupons. These bonds, because of the current yield, typically pay interest above the current market.

------------------------------------
THE GUARDIAN TAX-EXEMPT FUND PROFILE
AS OF DECEMBER 31, 1996
------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          Lehman Municipal Bond Fund         $12,765
          The Guardian Tax-exempt Fund       $11,048

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index.(2) The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% which an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/96

                                                                 Since Inception
                                              1 Year                (2/16/93)
--------------------------------------------------------------------------------
At Net Asset Value(4)
  (without sales charge)                       3.62%                  3.96%
--------------------------------------------------------------------------------
Class A Shares(5) (with
  sales charge)                               -1.04%                  2.73%
--------------------------------------------------------------------------------

(4) Net Asset Value (NAV) assumes the reinvestment of all dividends and distributions and does not reflect the payment of sales charge.

(5) Class A share performance assumes the current maximum front-end sales charge of 4.5%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
---------------------------------

[PHOTO]

Alexander M. Grant, Jr.,
Portfolio Manager

Q. HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM IN 1996?

A. As of December 31, 1996, the effective 7-day annualized yield for the Guardian Cash Management Fund was 5.16%.(1) The Fund produced a total return of 4.62% in 1996.(2) In contrast, the average Tier One money market fund, as measured by IBC Financial Data, had an effective 7-day annualized yield of 4.94% at December 31 and returned 4.90% in 1996. IBC Financial Data is a research firm that tracks money market funds.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On January 31, 1996, the Fed lowered the Federal Funds target rate 25 basis points to 5.25%. Money market fund returns move with the Fed Funds Rate. The Federal Funds Rate is the interest rate that member banks charge each other when they lend money overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. Uncertainty with the direction of the economy in 1996 and the strength of the stock market contributed to large daily inflows and outflows of funds in the Cash Management Fund. As the stock market rallied, cash was transferred by our investors to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity--19 days as of December 31, 1996. The average money market fund as measured by IBC Financial Data had an average maturity of 58 days.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING 1996?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks, bonds or tax-exempts. Also, some of our investors prefer the relative stability of the money markets. To best serve all our clients, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. During 1996, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. As of December 31, 1996, most of the portfolio (96%) was invested in commercial paper; the balance (4%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
Investments in the Fund are neither insured nor guaranteed by the U.S. government. While the Fund seeks to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so.

(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Past performance is not a guarantee of future results. From January 1, 1996 through April 30, 1996 and from July 1, 1996 through December 31, 1996, the investment adviser for the Fund assumed the operating expenses to the extent that they exceeded 0.85% of the Fund's average daily net assets. Without these expense assumptions, the Fund's performance and yields would have been lower.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--returns for Class B shares would be lower to reflect higher operating associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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-----------------------
SCHEDULE OF INVESTMENTS
-----------------------
December 31, 1996

THE GUARDIAN PARK AVENUE FUND

------------------------------------------------------------
COMMON STOCKS -- 94.2%
------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 4.9%
   147,049   Boeing Co.                         $ 15,642,380
    48,889   Lockheed Martin Corp.                 4,473,343
   187,600   Logicon, Inc.                         6,847,400
   462,000   McDonnell Douglas Corp.              29,568,000
    93,950   Precision Castparts Corp.             4,662,269
    60,700   Rockwell Int'l. Corp.                 3,695,112
    36,000   Sundstrand Corp.                      1,530,000
     8,600   Trinity Industries, Inc.*               323,885
    50,000   United Technologies Corp.             3,300,000
                                                ------------
                                                  70,042,389
------------------------------------------------------------
AIR TRANSPORTATION -- 0.3%
    44,800   AMR Corp. Del*                        3,948,000
------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.1%
    66,000   Furniture Brands Int'l., Inc.*          924,000
    20,000   Herman Miller, Inc.                   1,132,500
                                                ------------
                                                   2,056,500
------------------------------------------------------------
AUTOMOTIVE -- 0.6%
   294,500   Ford Motor Co. DE*                    9,387,187
------------------------------------------------------------
BIOTECHNOLOGY -- 0.2%
    56,100   Amgen, Inc.*                          3,050,438
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 1.0%
    12,000   Armstrong World Industries, Inc.*       834,000
    24,700   Centex Corp.*                           929,337
    95,400   Coachmen Industries, Inc.             2,706,975
    58,000   Fleetwood Enterprises, Inc.           1,595,000
    38,000   Kaufman & Broad Home Corp.*             489,250
    58,900   Lennar Corp.*                         1,605,025
    30,000   McGrath Rent Corp.                      772,500
    70,000   Oakwood Homes Corp.*                  1,601,250
    26,000   Pulte Corp.*                            799,500
    21,700   Sherwin-Williams Co.*                 1,215,200
    15,200   U.S. Home Corp.*                        395,200
    13,600   Vulcan Materials Co.                    827,900
     9,600   Webb (Del) Corp.                        157,200
                                                ------------
                                                  13,928,337
------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.9%
    50,555   Martin Marietta Materials, Inc.       1,175,404
    73,800   Minnesota Mining & Mfg. Co.           6,116,175
   102,975   Paychex, Inc.                         5,296,777
    37,300   Rexel, Inc.*                            592,137
    30,200   Schuller Corp.                          320,875
                                                ------------
                                                  13,501,368

------------------------------------------------------------
CAPITAL GOODS-TECHNOLOGY-TELECOMMUNICATIONS -- 0.1%
     9,200   Harris Corp., DE                        631,350
    37,500   Network Equip. Technologies*            618,750
                                                ------------
                                                   1,250,100
------------------------------------------------------------
CHEMICALS -- 2.5%
    40,000   Avery Dennison Corp.                  1,415,000
   116,700   Cambrex Corp.                         3,821,925
   269,400   E.I. Dupont De Nemours, Inc.         25,424,625
    65,000   PPG Industries, Inc.                  3,648,125
    25,000   Rohm & Haas Co.*                      2,040,625
                                                ------------
                                                  36,350,300
------------------------------------------------------------
COAL -- 0.0%
    17,000   Eastern Enterprises                     601,375
------------------------------------------------------------
COMPUTER SOFTWARE -- 3.5%
    89,300   BMC Software, Inc.*                   3,682,375
    18,900   Cadence Design Systems, Inc.*           751,275
   160,500   Computer Associates Int'l., Inc.      7,984,875
    37,400   Compuware Corp.*                      1,874,675
   186,400   Electronic Data Systems Corp.         8,061,800
    38,000   Fair Isaac & Co., Inc.                1,486,750
   240,000   Microsoft Corp.*                     19,830,000
    34,000   OneWave, Inc.*                          265,625
    56,000   Parametric Technology Corp.*          2,877,000
    59,000   Sterling Software, Inc.*              1,865,875
    50,000   SunGuard Data Systems, Inc.*          1,975,000
                                                ------------
                                                  50,655,250
------------------------------------------------------------
COMPUTER SYSTEMS -- 3.2%
   198,000   Cisco Systems, Inc.*                 12,597,750
    60,300   Compaq Computer Corp.*                4,477,275
    75,000   Computervision Corp.*                   693,750
    21,600   Diebold, Inc.                         1,358,100
    51,000   Health Mgmt. Systems, Inc.*             714,000
    52,000   Imitation Corp.*                      1,462,500
    61,000   Lexmark Int'l. Group, Inc.*           1,685,125
     5,500   Mylex Corp.*                             68,750
    75,000   Pitney Bowes Inc.*                    4,087,500
    60,000   SCI Systems, Inc.*                    2,677,500
   290,000   Storage Technology Corp.*            13,811,250
    65,200   Sun Microsystems, Inc.*               1,674,825
    60,000   Tandem Computers, Inc.*                 825,000
                                                ------------
                                                  46,133,325
------------------------------------------------------------
CONGLOMERATES -- 1.8%
    65,300   Allied Signal, Inc.                   4,375,100
    90,000   Loews Corp.                           8,482,500
    47,300   Tenneco, Inc.*                        2,134,412
    95,000   Textron, Inc.                         8,953,750
                                                ------------
                                                  23,945,762
------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.7%
     8,000   Alberto-Culver Co.*                     330,000
   116,500   Gillette Co.                          9,057,875
    16,200   Helen of Troy Ltd.*                     356,400
                                                ------------
                                                   9,744,275
------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
DRUGS AND HOSPITALS -- 11.8%
   182,400   Abbott Laboratories                $  9,256,800
    65,820   Allegiance Corp.                      1,818,277
   280,700   American Home Products Corp.         16,456,037
    29,100   Baxter Int'l., Inc.                   1,193,100
    27,400   Becton Dickinson & Co.                1,188,475
   205,500   Bristol-Myers Squibb Corp.           22,348,125
    88,496   Eli Lilly & Co., Inc.                 6,460,208
    62,500   Genesis Health Ventures, Inc.*        1,945,312
    97,377   Guidant Corp.                         5,550,489
    67,000   Integrated Health Services, Inc.      1,633,125
   582,400   Johnson & Johnson                    28,974,400
    81,300   Kinetic Concepts, Inc.                  995,925
    38,900   Manor Care, Inc.*                     1,050,300
    82,200   Mariner Health Group, Inc.*             688,425
   382,300   Merck & Co., Inc.                    30,297,275
    60,000   Old Republic Int'l. Corp.*            1,605,000
   198,800   Pfizer, Inc.                         16,475,550
   141,200   Schering-Plough Corp.                 9,142,700
    33,500   Sun Healthcare Group, Inc.*             452,250
     8,000   Unitrin, Inc.                           446,000
   230,000   Universal Health Services, Inc.*      6,583,750
    47,500   Warner-Lambert Co.                    3,562,500
                                                ------------
                                                 168,124,023
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.4%
    81,800   Emerson Electric Co.                  7,914,150
   414,400   General Electric Co.                 40,973,800
                                                ------------
                                                  48,887,950
------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.4%
    46,000   Analogic Corp.                        1,541,000
     7,700   Ascend Communications Inc.*             478,363
    21,200   Dynatech Corp.*                         938,100
    29,500   Intergraph Corp.*                       302,375
    15,300   Sanmina Corp.*                          864,450
    21,300   Solectron Corp.*                      1,136,887
                                                ------------
                                                   5,261,175
------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.5%
   129,500   Giant Industries, Inc.                1,813,000
   167,104   Holly Corp.                           4,470,032
    86,500   Howell Corp.                          1,292,094
                                                ------------
                                                   7,575,126
------------------------------------------------------------
ENTERTAINMENT -- 0.1%
   131,000   Galoob Toys, Inc.*                    1,834,000
------------------------------------------------------------
FINANCIAL-BANKS -- 10.8%
   150,600   Banc One Corp.                        6,475,800
    22,000   Bancorp Hawaii, Inc.                    924,000
   177,300   BankAmerica Corp.                    17,685,675
   109,100   Bank of Boston Corp.                  7,009,675
    87,600   Barnett Banks, Inc.                   3,602,550
    23,000   Central & Southern Hldgs. Co.           270,250
   188,060   Chase Manhattan Corp.                16,784,355
   336,766   Citicorp                             34,686,765
    16,500   Comerica, Inc.                          864,188
    89,200   First Bank Systems Corp.              6,087,900
    73,800   First Chicago NBD Corp.               3,966,750
    12,400   First Empire State Corp.              3,571,200
    20,000   First Merit Corp.                       710,000
   146,400   First Union Corp.                    10,833,600
    50,475   Hubco, Inc.                           1,236,641
    30,000   Mellon Bank Corp.                     2,130,000
   109,000   Nationsbank Corp.                    10,654,750
    82,748   Norwest Corp.                         3,599,538
    15,000   Provident Bancorp., Inc.*               510,000
    22,500   Star Banc Corp.                       2,067,188
    40,000   State Street Boston Corp.             2,580,000
   340,000   Travelers Group, Inc.                15,427,500
    15,000   UnionBanCal Corp.*                      795,000
    12,400   Zions Bancorp.                        1,289,600
                                                ------------
                                                 153,762,925
------------------------------------------------------------
FINANCIAL-OTHERS -- 6.8%
   105,000   American Express Co.                  5,932,500
    16,400   Countrywide Credit Industries, Inc.*    469,450
    10,000   Duff & Phelps Cr. Rating Co.            241,250
    83,200   A.G. Edwards, Inc.                    2,797,600
    38,700   Federal Home Loan Mortgage Corp.      4,261,838
   404,500   Federal National Mortgage Assn.      15,067,625
    13,000   Financial Sec. Assur. Holdings, Ltd.    427,375
   326,000   First USA, Inc.                      11,287,750
    62,000   Franklin Resources, Inc.              4,239,250
   388,400   Green Tree Financial Corp.           15,001,950
   100,000   Jefferies Group, Inc.                 4,037,500
    57,400   McDonald & Co. Investments, Inc.      1,994,650
   151,200   Merrill Lynch & Co., Inc.            12,322,800
    52,000   J.P. Morgan & Co., Inc.               5,076,500
   167,850   Morgan Keegan, Inc.                   2,874,431
    26,100   Morgan Stanley Group., Inc.           1,490,963
    67,300   Raymond James Financial, Inc.         2,027,412
    83,300   Salomon, Inc.*                        3,925,513
   120,000   Charles Schwab Corp.                  3,840,000
                                                ------------
                                                  97,316,357
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
FINANCIAL-THRIFT -- 3.1%
    39,200   Astoria Financial Corp.            $  1,445,500
   160,000   California Federal Bancorp, Inc.*     3,920,000
    93,187   Charter One Financial, Inc.           3,913,854
     5,500   CitFed Bancorp, Inc.*                   181,500
    47,000   Coastal Bancorp, Inc.                 1,075,125
   150,199   Collective Bancorp, Inc.              5,275,740
    45,400   Commercial Federal Corp.              2,179,200
    33,000   Greenpoint Financial Corp.            1,559,250
    76,000   Long Island Bancorp, Inc.             2,660,000
    27,060   MAF Bancorp, Inc.                       940,335
    20,960   Pacific Crest Capital, Inc.*            241,040
   127,200   Progressive Bank, Inc.                2,893,800
   365,243   Sovereign Bancorp, Inc.               4,793,814
    78,000   Standard Fed. Bancorp.                4,436,250
   187,964   TCF Financial Corp.                   8,176,434
                                                ------------
                                                  43,691,842
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 4.6%
   206,400   Anheuser Busch Cos., Inc.             8,256,000
    85,000   Archer-Daniels-Midland Co.            1,870,000
    70,000   Campbell Soup Co.                     5,617,500
    69,800   Coca Cola Co.                         3,385,300
    59,400   ConAgra, Inc.                         2,955,150
     4,128   Earthgrains Co.                         215,688
    50,000   Great Atlantic and Pacific Tea, Inc.  1,593,750
    34,000   Hershey Foods Corp.                   1,487,500
    30,000   Interstate Bakeries Corp.*            1,473,750
   255,400   Philip Morris Cos., Inc.             28,764,425
    37,900   Ralston-Purina Group                  2,780,913
    12,000   Schweitzer-Mauduit Int'l., Inc.*        379,500
    38,800   Unilever NV                           6,799,700
                                                ------------
                                                  65,579,176
------------------------------------------------------------
FOOTWEAR -- 0.4%
    88,200   Nike, Inc.                            5,269,950
------------------------------------------------------------
HARDWARE AND TOOLS -- 0.2%
   122,500   Black and Decker Corp.*               3,690,313
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.1%
    13,000   Clorox Co.*                           1,304,875
    69,040   Kimberly Clark Corp.                  6,576,060
    79,300   Procter and Gamble Co.                8,524,750
                                                ------------
                                                  16,405,685
------------------------------------------------------------
INSURANCE -- 3.5%
   105,200   Allstate Corp.                        6,088,450
    27,000   AMBAC, Inc.                           1,792,125
    74,000   Amer. Bankers Ins. Group, Inc.        3,783,250
    86,300   Amer. Int'l., Group, Inc.             9,341,975
    40,000   CMAC Investment Corp.                 1,470,000
    12,000   Enhance Finl. Svcs. Group, Inc.         438,000
    40,500   Executive Risk, Inc.                  1,498,500
    15,400   General Re Corp.                      2,429,350
    38,100   ITT Hartford Group, Inc.              2,571,750
    35,000   Jefferson Pilot Corp.                 1,981,875
    42,080   Liberty Financial Cos., Inc.          1,635,860
    67,000   MGIC Investment Corp.                 5,092,000
    30,800   Progressive Corp. of Ohio             2,075,150
    28,000   ReliaStar Financial Group*            1,617,000
    92,250   State Auto Financial Corp.            1,660,500
    63,000   Sun America, Inc.                     2,795,625
    38,500   Travelers Aetna Ppty. Cas. Corp.      1,361,938
                                                ------------
                                                  47,633,348
------------------------------------------------------------
LODGING -- 0.2%
   175,000   Prime Hospitality Corp.*              2,821,875
------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 1.4%
    94,800   Caterpillar, Inc.                     7,133,700
    88,400   Deere and Co.                         3,591,250
    51,200   Illinois Tool Works, Inc.             4,089,600
    50,000   JLG Industries, Inc.                    800,000
    30,800   Robbins and Myers, Inc.                 770,000
    60,000   York Int'l., Corp.                    3,352,500
                                                ------------
                                                  19,737,050
------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.5%
    65,000   Carson Pirie Scott & Co.*             1,641,250
    40,000   Dollar General Corp.                  1,280,000
   330,200   K Mart Corp.*                         3,425,825
    16,000   MacFrugals Bargains Closeouts*          418,000
    13,000   Mercantile Stores, Inc.*                641,875
                                                ------------
                                                   7,406,950
------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.4%
    52,000   DS Revco, Inc.*                    $  1,924,000
    56,200   Value Health, Inc.*                   1,095,900
    75,000   Walgreen Co.                          3,000,000
                                                ------------
                                                   6,019,900
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.8%
    57,000   Kroger Co.*                           2,650,500
    44,000   Richfood Holdings, Inc.               1,067,000
    87,500   Safeway, Inc.*                        3,740,625
    57,000   Supervalu, Inc.*                      1,617,375
    29,000   Vons Cos., Inc.*                      1,736,375
                                                ------------
                                                  10,811,875
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 0.3%
   113,600   Claire's Stores, Inc.                 1,476,800
    23,900   Friedman's, Inc.*                       352,525
    83,560   Host Marriott Services Corp.*           762,485
    35,000   Pier 1 Imports, Inc.                    616,875
    10,000   Ross Stores, Inc.                       500,000
    20,000   Tiffany & Co.                           732,500
                                                ------------
                                                   4,441,185
------------------------------------------------------------
METALS AND MINING -- 0.5%
   130,000   ASARCO, Inc.*                         3,233,750
   115,100   Bethlehem Steel Corp.*                1,035,900
    62,900   Cyprus Amax Minerals Co.*             1,470,288
    50,000   USX Steel Group*                      1,568,750
                                                ------------
                                                   7,308,688
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.4%
    59,200   Cognizant Corp.*                      1,953,600
    24,000   Interpublic Group Cos., Inc.*         1,140,000
    55,000   A.C. Nielson Corp.*                     831,875
    35,000   Omnicom Group                         1,601,250
                                                ------------
                                                   5,526,725
------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.9%
   260,000   Enserch Corp.                         5,980,000
   158,300   Mitchell Energy & Dev. Corp.          3,502,387
    60,000   PanEnergy Corp.                       2,700,000
    43,000   Western Gas Res., Inc.                  827,750
                                                ------------
                                                  13,010,137
------------------------------------------------------------
OIL AND GAS PRODUCING -- 5.3%
   200,000   Alberta Energy Ltd.*                  4,800,000
   194,400   Apache Corp.                          6,876,900
   121,900   Basin Exploration, Inc.*                761,875
   207,100   Tom Brown, Inc.*                      4,323,212
    90,000   Cairn Energy USA, Inc.*                 900,000
   185,000   Chieftain Int'l., Inc.*               4,810,000
   153,000   Devon Energy Corp.                    5,316,750
    50,200   Diamond Offshore Drilling, Inc.*      2,861,400
   301,400   Enron Oil and Gas Co.                 7,610,350
   290,000   Enserch Exploration, Inc.*            3,407,500
    38,100   Forcenergy Gas Exploration, Inc.*     1,381,125
    54,700   Petroleum Sec. Australia Ltd.*        1,244,425
   497,300   Petromet Resources Ltd.*              1,056,762
    79,700   Pogo Producing Co.                    3,765,825
   770,000   Ranger Oil Ltd.*                      7,603,750
   245,000   Rigel Energy Corp.*                   2,434,688
   305,536   Seagull Energy Corp.*                 6,721,792
   127,600   St. Mary Land & Exploration Co.       3,174,050
    39,300   Snyder Oil Corp.                        682,838
    54,966   Union Pacific Resources Group, Inc.   1,607,756
    62,278   United Meridian Corp.*                3,222,887
    13,400   Vintage Petroleum, Inc.                 462,300
   170,000   Wainoco Oil Ltd.*                       531,250
                                                ------------
                                                  75,557,435
------------------------------------------------------------
OIL AND GAS SERVICES -- 3.1%
    20,800   Cliffs Drilling Co.*                  1,315,600
    17,000   Cooper Cameron Corp.*                 1,300,500
    70,000   ENSCO Int'l., Inc.*                   3,395,000
    60,500   Halliburton Co.                       3,645,125
   179,200   Input/Output, Inc.*                   3,315,200
   329,400   Nabors Industries, Inc.*              6,340,950
   130,000   Noble Drilling Corp.*                 2,583,750
   124,700   Offshore Logistics, Inc.*             2,416,063
    60,000   Pride Petroleum Services, Inc.*       1,395,000
   107,800   Schlumberger Ltd.                    10,766,525
   130,000   Smith Int'l., Inc.*                   5,833,750
    72,400   Varco Int'l., Inc.*                   1,674,250
                                                ------------
                                                  43,981,713
------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 1.7%
    74,800   Amoco Corp.                           6,021,400
    54,500   Atlantic Richfield Co.                7,221,250
   120,000   Murphy Oil Corp.                      6,675,000
   284,000   Tesoro Petroleum, Inc.*               3,976,000
                                                ------------
                                                  23,893,650
------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 5.8%
   168,800   Chevron Corp.                        10,972,000
   312,200   Exxon Corp.                          30,595,600
    70,900   Mobil Corp.                           8,667,525
   126,700   Royal Dutch Petroleum Co.            21,634,025
   109,200   Texaco, Inc.                         10,715,250
                                                ------------
                                                  82,584,400
------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.0%
    50,000   Caraustar Industries, Inc.         $  1,662,500
   331,500   Rayonier, Inc.                       12,721,312
                                                ------------
                                                  14,383,812
------------------------------------------------------------
PHOTOGRAPHY -- 0.5%
    86,100   Eastman Kodak Co.                     6,909,525
------------------------------------------------------------
PUBLISHING-NEWS -- 0.2%
    55,000   A.H. Belo Corp.                       1,918,125
     2,500   Washington Post Co.                     837,813
                                                ------------
                                                   2,755,938
------------------------------------------------------------
RAILROADS -- 0.8%
    40,301   Burlington Northern Santa Fe          3,480,999
    45,800   Norfolk Southern Corp.*               4,007,500
    64,900   Union Pacific Corp.                   3,902,113
                                                ------------
                                                  11,390,612
------------------------------------------------------------
SEMICONDUCTOR -- 2.3%
    58,500   Applied Magnetics Corp.*              1,747,687
   233,900   Intel Corp.*                         30,626,281
                                                ------------
                                                  32,373,968
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.5%
    72,200   Fruit of the Loom, Inc.*              2,734,575
    46,100   Russell Corp.                         1,371,475
    43,000   V.F. Corp.                            2,902,500
                                                ------------
                                                   7,008,550
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.0%
   114,200   Maritrans, Inc.                         699,475
------------------------------------------------------------
TRUCKERS -- 0.0%
    18,000   FRP Pptys., Inc.*                       459,000
------------------------------------------------------------
UTILITIES-COMMUNICATIONS -- 1.0%
    76,600   Ameritech Corp.                       4,643,875
   106,100   Bellsouth Corp.                       4,283,787
    71,100   SBC Communications, Inc.              3,679,425
    41,100   Sprint Corp.                          1,638,862
    24,000   360 Communications Co.*                 555,000
                                                ------------
                                                  14,800,949
------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.1%
    45,000   KN Energy, Inc.                       1,766,250
------------------------------------------------------------
             TOTAL COMMON STOCKS
              (COST $997,724,343)             $1,345,276,138
------------------------------------------------------------

------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.5%
------------------------------------------------------------

------------------------------------------------------------
 Principal                            Maturity
 Amount                               Date          Value
------------------------------------------------------------
$79,179,000   State Street Bank & Trust
              repurchase agreement,
              dated 12/31/96, maturity
              value $79,216,940
              5.75%, due 1/2/97
              (collateralized by
              $80,055,000 U.S. Treasury
              Notes, 6.00% due
              5/31/98)               1/2/97   $   79,179,000
------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
               (COST $79,179,000)                 79,179,000
------------------------------------------------------------
 TOTAL INVESTMENTS -- 99.7%
  (COST $1,076,903,343)                        1,424,455,138
 CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES--0.3%                              3,736,234
------------------------------------------------------------
 NET ASSETS -- 100.0%                         $1,428,191,372
------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN ASSET ALLOCATION FUND

------------------------------------------------------------
COMMON STOCKS -- 62.8%
------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
AEROSPACE AND DEFENSE--2.8%
    10,000   Boeing Co.                         $  1,063,750
     2,215   Lockheed Martin Corp.                   202,672
    18,800   McDonnell Douglas Corp.               1,203,200
     2,200   United Technologies Corp.               145,200
                                                ------------
                                                   2,614,822
------------------------------------------------------------
AIR TRANSPORTATION--0.2%
     1,900   AMR Corp. Del*                          167,437
------------------------------------------------------------
AUTOMOTIVE--0.5%
    13,300   Ford Motor Co. DE*                      423,937
------------------------------------------------------------
BIOTECHNOLOGY--0.1%
     2,600   Amgen, Inc.*                            141,375
------------------------------------------------------------
BUILDING MATERIALS--0.1%
     1,000   Sherwin-Williams Co.*                    56,000
------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY--0.4%
     2,289   Martin Marietta Materials, Inc.          53,219
     3,400   Minnesota Mining and Mfg. Co.           281,775
                                                ------------
                                                     334,994
------------------------------------------------------------
CHEMICALS--1.6%
    12,000   E.I. Du Pont de Nemours & Co.         1,132,500
     3,000   PPG Industries                          168,375
     2,000   Rohm & Haas Co.*                        163,250
                                                ------------
                                                   1,464,125
------------------------------------------------------------
COMPUTER SOFTWARE--1.7%
     3,200   BMC Software, Inc.*                     132,400
     2,700   Cadence Design Systems, Inc.*           107,325
     1,000   Compuware Corp.                          50,125
     8,500   Electronic Data Systems Corp.           367,625
    10,000   Microsoft Corp.*                        826,250
     3,000   Sterling Software, Inc.*                 94,875
                                                ------------
                                                   1,578,600
------------------------------------------------------------
COMPUTER SYSTEMS--2.9%
    20,000   Cisco Systems, Inc.*                  1,272,500
     2,700   Compaq Computer Corp.*                  200,475
     1,000   Diebold, Inc.                            62,875
     3,000   Lexmark Int'l. Group, Inc.*              82,875
     3,000   Pitney Bowes, Inc.*                     163,500
     3,000   SCI Systems Inc.*                       133,875
     1,200   Solectron Corp.*                         64,050
    13,000   Storage Technology Corp.*               619,125
     3,000   Sun Microsystems, Inc.*                  77,062
                                                ------------
                                                   2,676,337
------------------------------------------------------------
CONGLOMERATES--2.1%
     2,900   Allied Signal, Inc.                     194,300
    12,500   Loews Corp.                           1,178,125
     1,500   Tenneco, Inc.*                           67,689
     6,000   Textron, Inc.                           565,500
                                                ------------
                                                   2,005,614
------------------------------------------------------------
COSMETICS AND TOILETRIES--0.4%
     4,900   Gillette Co.                            380,975
------------------------------------------------------------
DRUGS AND HOSPITALS--8.5%
     8,300   Abbott Laboratories                     421,225
     5,000   Allegiance Corp.                        138,125
    15,000   American Home Products Corp.            879,375
     2,600   Becton Dickinson & Co.                  112,775
     9,300   Bristol-Myers Squibb Corp.            1,011,375
     3,000   Genesis Health Ventures, Inc.*           93,375
     3,000   Integrated Health Services, Inc.         73,125
     4,400   Eli Lilly & Co., Inc.                   321,200
    29,000   Johnson & Johnson                     1,442,750
     1,100   Manor Care, Inc.*                        29,700
    19,100   Merck & Co., Inc.                     1,513,675
    10,100   Pfizer, Inc.                            837,037
     8,200   Schering-Plough Corp.                   530,950
    12,000   Universal Health Services, Inc.*        343,500
     2,000   Warner-Lambert Co.                      150,000
                                                ------------
                                                   7,898,187
------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.2%
     3,600   Emerson Electric Co.                    348,300
    19,200   General Electric Co.                  1,898,400
                                                ------------
                                                   2,246,700
------------------------------------------------------------
ENTERTAINMENT--0.1%
     5,000   Galoob Toys, Inc.*                       70,000
------------------------------------------------------------
FINANCIAL-BANKS--6.6%
     4,500   Banc One Corp.                          193,500
    15,000   BankAmerica Corp.                     1,496,250
     4,900   Bank of Boston Corp.                    314,825
     4,000   Barnett Banks, Inc.                     164,500
     8,504   Chase Manhattan Corp.                   758,982
    15,000   Citicorp                              1,545,000
       700   Comerica, Inc.                           36,663
     3,900   First Bank System, Inc.                 266,175
     3,300   First Chicago NBD Corp.                 177,375
     5,400   First Union Corp.                       399,600
     5,100   Nationsbank Corp.                       498,525
     1,500   Star Banc Corp.                         137,813
     2,000   State Street Boston Corp.               129,000
       600   Zions Bancorp.                           62,400
                                                ------------
                                                   6,180,608
------------------------------------------------------------
FINANCIAL-OTHER--8.3%
     1,000   Countrywide Credit Industries, Inc.*     28,625
    20,000   A.G. Edwards, Inc.                      672,500
     1,800   Federal Home Loan Mortgage Corp.        198,225
    32,000   Federal National Mortgage Assn.       1,192,000
    18,000   First USA, Inc.                         623,250
     2,000   Franklin Resources, Inc.                136,750
    17,900   Green Tree Financial Corp.              691,387
    20,000   Merrill Lynch & Co., Inc.             1,630,000
     2,100   J.P. Morgan & Co., Inc.                 205,013
     1,000   Morgan Stanley Group, Inc.               57,125
     3,300   Salomon, Inc.*                          155,512
    40,000   Charles Schwab Corp.                  1,280,000
    20,000   Travelers Group, Inc.                   907,500
                                                ------------
                                                   7,777,887
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
FINANCIAL-THRIFT--0.4%
     5,600   Astoria Financial Corp.       $         206,500
       700   Commercial Federal Corp.                 33,600
     2,000   Greenpoint Financial Corp.               94,500
                                                ------------
                                                     334,600
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO--3.6%
    20,000   Anheuser Busch Cos., Inc.               800,000
     5,000   Archer-Daniels-Midland Co.              110,000
     3,000   Campbell Soup Co.                       240,750
     3,000   Coca Cola Co.                           145,500
     2,700   ConAgra, Inc.                           134,325
       400   Earthgrains Co.                          20,900
     2,000   Interstate Bakeries Corp.*               98,250
    12,100   Philip Morris Cos., Inc.              1,362,763
     1,700   Ralston-Purina Group                    124,737
     1,700   Unilever N.V.                           297,925
                                                ------------
                                                   3,335,150
------------------------------------------------------------
HARDWARE AND TOOLS--0.2%
     5,400   Black and Decker Corp.*                 162,675
------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%
       600   Clorox Co.*                              60,225
     3,100   Procter & Gamble Co.                    333,250
                                                ------------
                                                     393,475
------------------------------------------------------------
INSURANCE--1.7%
     4,700   Allstate Corp.                          272,013
     3,900   American Int'l., Group, Inc.            422,175
       700   General Re Corp.                        110,425
     5,000   Jefferson Pilot Corp.                   283,125
     1,000   Progressive Corp. of Ohio                67,375
     9,000   Sun America, Inc.                       399,375
     2,000   Travelers/Aetna Property Cas. Ins.       70,750
                                                ------------
                                                   1,625,238
------------------------------------------------------------
MACHINERY AND EQUIPMENT--0.8%
     4,200   Caterpillar, Inc.                       316,050
     2,600   Deere and Co.                           105,625
     3,500   Illinois Tool Works, Inc.               279,563
                                                ------------
                                                     701,238
------------------------------------------------------------
MERCHANDISING--DEPARTMENT STORES--0.2%
    14,900   K Mart Corp.*                           154,588
------------------------------------------------------------
MERCHANDISING-DRUGS--1.0%
     3,000   DS Revco, Inc.*                         111,000
    20,000   Walgreen Co.                            800,000
                                                ------------
                                                     911,000
------------------------------------------------------------
MERCHANDISING-FOOD--0.4%
     7,500   Safeway, Inc.*                          320,625
     1,500   Vons Cos., Inc.                          89,812
                                                ------------
                                                     410,437
------------------------------------------------------------
METALS AND MINING--0.2%
     5,000   ASARCO, Inc.*                           124,375
     2,000   USX Steel Group, Inc.*                   62,750
                                                ------------
                                                     187,125
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES--0.5%
     2,700   Cognizant Corp.*                         89,100
     1,000   Interpublic Group Cos., Inc.*            47,500
     7,000   Omnicom Group                           320,250
                                                ------------
                                                     456,850
------------------------------------------------------------
NATURAL GAS-DIVERSIFIED--0.3%
    12,000   Enserch Corp.                           276,000
------------------------------------------------------------
OIL AND GAS PRODUCING--2.8%
     9,000   Apache Corp.                            318,375
     9,000   Tom Brown, Inc.*                        187,875
     8,000   Chieftain Int'l., Inc.*                 208,000
    10,000   Devon Energy Corp.                      347,500
     2,200   Diamond Offshore Drilling, Inc.*        125,400
    50,000   Enserch Exploration, Inc.*              587,500
    50,000   Ranger Oil Ltd.*                        493,750
    14,696   Seagull Energy Corp.*                   323,312
                                                ------------
                                                   2,591,712
------------------------------------------------------------
OIL AND GAS SERVICES--2.3%
     6,000   ENSCO Int'l., Inc.*                     291,000
     2,700   Halliburton Co.                         162,675
     1,500   Input/Output, Inc.                      138,750
    40,000   Nabors Industries, Inc.*                770,000
    15,000   Noble Drilling Corp.*                   298,125
     4,800   Schlumberger Ltd.                       479,400
                                                ------------
                                                   2,139,950
------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC--1.3%
     5,000   Amoco Corp.                             402,500
     1,800   Atlantic Richfield Co.                  238,500
     5,000   Murphy Oil Corp.                        278,125
    16,700   Tesoro Petroleum Corp.*                 233,800
                                                ------------
                                                   1,152,925
------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL--3.4%
     7,500   Chevron Corp.                           487,500
    14,200   Exxon Corp.                           1,391,600
     5,700   Royal Dutch Petroleum Co.               973,275
     3,400   Texaco, Inc.                            333,625
                                                ------------
                                                   3,186,000
------------------------------------------------------------
PAPER AND FOREST PRODUCTS--1.0%
    25,000   Rayonier, Inc.                          959,375
------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
PHOTOGRAPHY--0.3%
     4,000   Eastman Kodak Co.                  $    321,000
------------------------------------------------------------
RAILROADS--0.9%
     7,576   Burlington Northern Santa Fe            654,377
     2,100   Norfolk Southern Corp.*                 183,750
                                                ------------
                                                     838,127
------------------------------------------------------------
SEMICONDUCTOR--1.5%
     2,000   Applied Magnetics Corp.*                 59,750
    10,500   Intel Corp.*                          1,374,844
                                                ------------
                                                   1,434,594
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION--0.3%
     2,300   Fruit of the Loom, Inc.*                 87,113
     2,100   Russell Corp.                            62,475
     2,000   V.F. Corp.                              135,000
                                                ------------
                                                     284,588
------------------------------------------------------------
UTILITIES-COMMUNICATIONS--0.8%
     3,800   Ameritech Corp.                         230,375
     5,100   Bellsouth Corp.                         205,912
     1,800   Sprint Corp.                             71,775
     3,200   SBC Communications, Inc.                165,600
     2,000   360 Communications Co.*                  46,250
                                                ------------
                                                     719,912
------------------------------------------------------------
             TOTAL COMMON STOCKS
             (COST $46,089,213)                  58,594,157
------------------------------------------------------------

------------------------------------------------------------
CORPORATE BONDS -- 2.1%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$  500,000   Burlington Northern Santa Fe Corp.
              6.375% due 12/15/05               $    479,075
   500,000   Ford Motor Credit Mtn. Bk. Ent.
              5.85% due 3/26/98                      499,835
   500,000   McDermott, Inc. Mtn. Bk. Ent.
              6.57% due 4/20/98                      500,050
   500,000   Metropolitan Life Insurance Co.
              6.30% due 11/1/03                      483,130
------------------------------------------------------------
             TOTAL CORPORATE BONDS
              (COST $1,984,789)                    1,962,090
------------------------------------------------------------

------------------------------------------------------------
U.S. GOVERNMENT SECURITIES -- 7.0%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$3,500,000   U.S. Treasury Bills, 5.07%
              due 3/6/97                        $  3,469,550
   500,000   U.S. Treasury Notes, 5.625%
              due 8/31/99                            500,235
 2,000,000   U.S. Treasury Notes, 6.875%
              due 8/31/99                          2,041,880
   500,000   U.S. Treasury Notes, 5.875%
              due 11/15/05                           482,110
------------------------------------------------------------
             TOTAL U.S. GOVERNMENT SECURITIES
              (COST $6,531,279)                    6,493,775
------------------------------------------------------------

------------------------------------------------------------
MULTI CLASS MORTGAGE PASS-THROUGHS -- 2.1%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$1,000,000   Federal Home Loan Mortgage
              Corp., 7.00% due 3/15/21          $    986,560
 1,000,000   Federal National Mortgage
              Assn., 6.25% due 7/25/07               988,750
------------------------------------------------------------
             TOTAL MULTI CLASS MORTGAGE
              PASS-THROUGHS
              (COST $1,902,058)                    1,975,310
------------------------------------------------------------

------------------------------------------------------------
OPTIONS -- 0.1%
------------------------------------------------------------
Number of
Contracts                                           Value
------------------------------------------------------------
     130     U.S. Treasury Note Future
              6.875%, Expires March 1997,
              Exercise price $111               $     48,750
      45     U.S. Treasury Bond Future
              5.78%, Expires March 1997,
              Exercise price $116                     23,203
------------------------------------------------------------
             TOTAL OPTIONS
              (COST $225,109)                         71,953
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

------------------------------------------------------------
REPURCHASE AGREEMENT -- 25.9%
------------------------------------------------------------
 Principal                            Maturity
 Amount                               Date          Value
------------------------------------------------------------
$24,190,000   State Street Bank & Trust
              repurchase agreement,
              dated 12/31/96, maturity
              value $24,201,591, 5.75%,
              due 1/2/97 (collateralized by
              $24,460,000 U.S. Treasury
              Notes, 6.00% due 5/31/98)
                                      1/2/97    $ 24,190,000
------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
               (COST $24,190,000)                 24,190,000
------------------------------------------------------------
TOTAL INVESTMENTS--100.0%
  (COST $80,922,448)                              93,287,285
PAYABLES IN EXCESS OF CASH, RECEIVABLES
  AND OTHER ASSETS--(0.0%)                           (21,397)
------------------------------------------------------------
NET ASSETS--100.0%                               $93,265,888
------------------------------------------------------------

------------------------------------------------------------
PURCHASED FUTURES CONTRACTS
------------------------------------------------------------
                                                 Unrealized
 Contract      Description    Expiration        Appreciation
------------------------------------------------------------
    28        S&P 500 Stock   March, 1997       $    413,000
------------------------------------------------------------

At December 31, 1996 the Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts and had set aside $950,000 U.S. Treasury Bill due 3/6/97 as collateral.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

------------------------------------------------------------
COMMON STOCKS -- 98.6%
------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
ARGENTINA--1.5%
 BANK--0.3%
     6,440   Banco Frances Del Rio la Plata     $    177,100
 ELECTRIC UTILITIES--0.4%
    13,900   Capex SA                                231,087
 OIL AND GAS--0.4%
    37,900   Perez Companc SA                        266,490
 TELEPHONE--0.4%
     8,800   Telefonica De Argentina SA              232,100
                                                ------------
                                                     906,777
------------------------------------------------------------
AUSTRALIA--4.3%
 BANK--0.9%
    86,000   Australia and NZ Bank Group             542,071
 BUSINESS SERVICES--0.7%
    22,400   Brambles Industries Ltd.                437,103
 METALS AND MINING--0.4%
    42,106   WMC                                     265,401
 PETROLEUM SERVICES--1.7%
    43,253   Broken Hill Proprietary                 616,083
    52,700   Woodside Petroleum                      384,956
 REAL ESTATE--0.6%
    19,450   Lend Lease Corp.                        377,220
                                                ------------
                                                   2,622,834
------------------------------------------------------------
AUSTRIA--0.1%
 METALS AND MINING--0.1%
     1,100   Boehler Uddeholm                         78,727
------------------------------------------------------------
BRAZIL--1.3%
 CONSUMER GOODS--0.2%
    10,610   Companhia Cerveja Ria Brahma            114,057
 METALS AND MINING--0.2%
     3,985   Companhia Energetica De Minas           135,490
 RETAIL-FOOD--0.2%
     6,800   Companhia Brasileira De Distributor*    118,558
 TELECOMMUNICATIONS--0.7%
     5,200   Telecomunicacoes Brasileiras            397,800
                                                ------------
                                                     765,905
------------------------------------------------------------
CHILE--0.6%
 ELECTRIC UTILITIES--0.6%
    12,200   Enersis SA                              338,550
------------------------------------------------------------
CZECH REPUBLIC--0.3%
 BANK--0.3%
     7,439   Komercni Banka                          201,597
------------------------------------------------------------
FRANCE--5.5%
 BANK--0.4%
     2,100   Societe Generale                        227,060
 BROADCASTING--0.8%
     2,330   Canal Plus*                             514,634
 BUILDING MATERIALS--0.4%
     1,710   Cie De St Gobain                        241,908
 CONSUMER GOODS--0.5%
     2,110   BIC                                     316,388
 OIL-INTEGRATED--0.8%
     5,550   Elf Aquitaine                           505,207
 RETAIL TRADE--2.6%
     4,300   Castorama Dubois                        740,079
     1,500   Comptoirs Modernes                      809,483
                                                ------------
                                                   3,354,759
------------------------------------------------------------
GERMANY--9.9%
 AIR TRAVEL--0.7%
    32,450   Lufthansa AG                            442,845
 AUTOMOBILE--1.1%
     1,650   Volkswagen AG                           686,249
 BANKS--1.9%
    22,800   Bayer Hypo Bank*                        689,719
     9,500   Deutsche Bank AG                        443,885
 CHEMICALS--3.0%
    24,600   BASF AG                                 947,679
    17,800   Hoechst AG                              840,954
 DRUGS AND HEALTH CARE--0.4%
     4,100   GEHE AG                                 262,445
 ENGINEERING AND TELECOMMUNICATIONS--1.5%
    11,700   Deutsche Telekom*                       246,728
     1,570   Mannesmann AG                           680,524
 FOOTWEAR--1.0%
     6,900   Adidas AG                               596,374
 SOFTWARE--0.3%
     1,399   SAP AG                                  190,467
                                                ------------
                                                   6,027,869
------------------------------------------------------------
HONG KONG--5.7%
 BANK--0.8%
    42,000   Hang Seng Bank                          510,440
 CONGLOMERATES--2.5%
   105,000   CITIC Pacific Ltd.                      609,542
   134,122   Hong Kong Land Holdings                 372,859
    64,000   Hutchison Whampoa*                      502,683
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
 REAL ESTATE--1.8%
    59,000   Henderson Land Development           $  594,996
    71,000   New World Development Co.               479,637
 TELEPHONE--0.6%
   238,000   Hong Kong Telecommunications            383,102
                                                ------------
                                                   3,453,259
------------------------------------------------------------
HUNGARY--0.6%
 FOOD AND BEVERAGE--0.3%
     3,041   Pick Szeged RT*                         179,978
 PHARMACEUTICALS--0.3%
     2,800   Richter Gedeon VEG.                     162,400
                                                ------------
                                                     342,378
------------------------------------------------------------
IRELAND--0.3%
 CONSTRUCTION MATERIALS--0.3%
    19,500   CRH                                     202,237
------------------------------------------------------------
ITALY--4.4%
 OIL-INTEGRATED--1.3%
   156,000   Eni Spa*                                800,567
 TELEPHONE--2.1%
   202,000   Telecom Italia                          524,641
   297,000   Telecom Italia MOB                      750,821
 TEXTILE-APPAREL AND PRODUCTION--1.1%
     9,400   Gucci Group NV                          631,567
                                                ------------
                                                   2,707,596
------------------------------------------------------------
JAPAN--27.8%
 AUTOMOBILES--2.1%
     4,200   Autobacs Seven Co.                      297,021
    43,000   Calsonic Corp.                          239,116
    26,000   Honda Motor Corp.                       743,114
 BUSINESS SERVICES--0.9%
     9,000   Secom Co.                               544,772
 COMPUTER SYSTEMS--1.7%
        36   NTT Data Comm. Systems                1,053,792
 DRUGS AND HEALTH CARE--1.3%
    19,000   Sankyo Co.                              538,123
    13,000   Santen Pharmaceutical Co.               269,407
 ELECTRICAL EQUIPMENT--1.3%
    42,000   Omron Corp.                             790,605
 ELECTRONICS--5.3%
    55,000   Canon, Inc.                           1,215,784
     8,000   Kyocera Corp.                           498,748
    15,000   Rohm Co.                                984,371
     8,000   Sony Corp.*                             524,307
 FINANCIAL SERVICES--1.0%
    12,600   Promise Co.                             620,154
 INDUSTRIAL MACHINERY--3.0%
    78,000   Mitsubishi Heavy Ind.                   619,636
    93,000   NSK                                     563,734
     9,400   SMC Corp.                               632,294
 INSURANCE--0.3%
    19,000   Tokio Marine & Fire Ins.                178,827
 LEISURE PRODUCTS--0.4%
     1,900   Toho Co.                                275,624
 METALS-STEEL--0.8%
   198,000   Sumitomo Metal Ind.                     487,264
 PHOTOGRAPHY--1.1%
    20,000   Fuji Photo Film Co.                     659,701
 REAL ESTATE--1.0%
    60,000   Mitsubishi Estate                       616,527
 RETAIL TRADE--3.8%
    27,000   Jusco Co.*                              916,242
    32,000   Marui Co.                               577,498
   100,000   Mitsui & Co.                            811,674
 SECURITIES BROKER--1.1%
    43,000   Nomura Securities Co.                   646,058
 TELECOMMUNICATIONS--1.2%
       114   DDI Corp.                               754,028
 TIRES AND RUBBER--1.5%
    47,000   Bridgestone Corp.                       892,842
                                                ------------
                                                  16,951,263
------------------------------------------------------------
MALAYSIA--3.5%
 BUILDING CONSTRUCTION--1.1%
    72,000   United Engineers Berhad                 650,010
 CONGLOMERATES--0.9%
   322,000   Renong Berhad                           571,198
 LEISURE TIME--0.7%
    96,000   Resorts World Berhad                    437,141
 TELEPHONE--0.8%
    54,000   Telekom Malaysia                        481,093
                                                ------------
                                                   2,139,442
------------------------------------------------------------
MEXICO--0.9%
 CONGLOMERATES--0.2%
    28,100   Alfa SA*                                129,755
 FOOD, BEVERAGE AND TOBACCO--0.3%
     3,800   Pan American Beverages, Inc.            178,125
 TELECOMMUNICATIONS--0.4%
     7,600   Telefonos de Mexico SA                  250,800
                                                ------------
                                                     558,680
------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
NETHERLANDS--4.4%
 BANK--1.6%
    14,600   ABN Amro Holdings NV                 $  950,501
 BROADCASTING AND PUBLISHING--2.3%
    38,500   Ver Ned Uitgevers                       805,010
     4,400   Wolters Kluwer NV                       584,883
 SEMI-CONDUCTOR EQUIPMENT--0.5%
     6,850   ASM Lithography Hldg.*                  342,401
                                                ------------
                                                   2,682,795
------------------------------------------------------------
NEW ZEALAND--0.8%
 TELECOMMUNICATIONS--0.8%
    97,000   Telecom Corp. of New Zealand            495,115
------------------------------------------------------------
POLAND -- 0.4%
 CONGLOMERATE--0.4%
    24,000   Elektrim                                217,619
------------------------------------------------------------
SINGAPORE--1.9%
 AIR TRAVEL--0.4%
    28,000   Singapore Airlines                      254,127
 BANK--0.6%
    27,617   Overseas Chinese Bank                   343,412
 CONGLOMERATE--0.4%
    33,000   Keppel Corp.                            257,057
 PUBLISHING--0.5%
    14,200   Singapore Press HD                      280,083
                                                ------------
                                                   1,134,679
------------------------------------------------------------
SPAIN--1.2%
 BANK--1.2%
    11,000   Banco Santander SA                      704,102
------------------------------------------------------------
SWEDEN--3.8%
 BUSINESS SERVICES--1.1%
    23,000   Securitas AB                            669,438
 CONGLOMERATE--1.4%
    11,500   Incentive AB                            834,690
 CONSTRUCTION AND MINING EQUIPMENT--1.3%
    33,200   Atlas Copco AB                          808,106
                                                ------------
                                                   2,312,234
------------------------------------------------------------
SWITZERLAND--5.8%
 BUSINESS SERVICES--0.9%
     1,580   Adecco SA*                              396,623
       125   Danzas Holding                          138,681
 INDUSTRIAL MACHINERY--0.2%
        90   Bobst AG                                121,703
------------------------------------------------------------
 INSURANCE--0.9%
       960   Winterthur                           $  555,129
 PHARMACEUTICALS--3.8%
     2,043   Novartis AG*                          2,340,181
                                                ------------
                                                   3,552,317
------------------------------------------------------------
TAIWAN--0.4%
 FINANCIAL--OTHER--0.3%
    56,250   China Development                       171,818
 TRANSPORTATION--0.1%
    57,780   Yang Ming Marine                         76,480
                                                ------------
                                                     248,298
------------------------------------------------------------
UNITED KINGDOM--13.2%
 BANK--0.5%
    28,000   National Westminster Bk. Co.            329,073
 CHEMICALS--0.2%
    31,000   Allbright & Wilson                       89,224
 CONGLOMERATES--0.7%
    90,051   BTR                                     434,663
 DISTRIBUTOR--0.4%
    20,000   Electrocomponents                       157,958
    29,000   Litho Supplies                          109,800
 DRUGS AND HEALTHCARE--1.5%
    33,000   Glaxo Wellcome                          537,091
    13,700   Zeneca Group                            386,097
 ELECTRIC UTILITIES--0.3%
    12,066   Yorkshire Electric Group                166,406
 ELECTRONICS--0.3%
    40,000   Rotork                                  176,460
 ENGINEERING--0.7%
    13,500   Siebe                                   250,711
     5,800   Vosper Thorncroft                        86,349
    20,000   Weir Group                               89,087
 FINANCIAL SERVICES--0.2%
    15,000   3i Group                                125,150
 FOOD, BEVERAGE AND TOBACCO--2.1%
    30,000   Devro Int'l                             138,256
    46,000   Grand Metropolitan                      360,939
    20,000   Highland Distilleries                   115,128
     6,700   Iceland Group                             9,757
    50,800   Imperial Tobacco*                       328,977
    23,000   Whitbread                               310,108
 HOUSEHOLD PRODUCTS--0.5%
    27,000   Life Sciences Int'l                      40,706
    19,950   Reckitt and Colman                      247,111
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
   Shares                                           Value
------------------------------------------------------------
 INSURANCE--0.8%
    10,000   Britannic Assurance                  $  123,351
    44,000   Prudential Corp.                        370,875
 LEISURE PRODUCTS--0.9%
    27,000   Granada Group                           399,195
    14,000   Vendome Lux Group SA                    127,360
 NEWSPAPERS--0.5%
    40,000   Mirror Group PLC                        147,336
    20,000   Southnews PLC                           167,894
 OIL-INTERNATIONAL--1.0%
    50,000   British Petroleum                       599,623
 PAPER AND FOREST PRODUCTS--0.3%
    18,000   De La Rue                               177,317
 RETAIL TRADE--0.8%
    50,600   Dixons Group                            470,718
 SUPPORT SERVICES--0.1%
     1,800   Dawson Holdings*                         71,698
 TELEPHONE--0.5%
    77,000   Vodafone Group                          325,835
 TRANSPORTATION--0.9%
    18,000   Associated British Ports                 88,196
    36,000   BAA                                     298,509
    55,000   Firstbus                                194,107
                                                ------------
                                                   8,051,065
------------------------------------------------------------
             TOTAL COMMON STOCKS
              (COST $49,360,235)                  60,050,097
------------------------------------------------------------

------------------------------------------------------------
CORPORATE BOND -- 0.7%
------------------------------------------------------------
  Principal
  Amount                                            Value
------------------------------------------------------------
  $400,000   MBL Int'l. Finance, 3%
             Exch. Guaranteed Nts.,
             due 11/30/02                           $425,000
------------------------------------------------------------
             TOTAL CORPORATE BOND
             (COST $400,000)                         425,000
------------------------------------------------------------

------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.6%
------------------------------------------------------------
Principal                               Maturity
 Amount                                   Date      Value
------------------------------------------------------------
  $955,000   State Street Bank & Trust
             repurchase agreement,
             dated 12/31/96, maturity
             value $955,378 at 4.75%, due
             1/2/97 (collateralized by
             $975,000 U.S. Treasury
             Notes, 5.625% due
             11/30/98)                 1/2/97   $    955,000
------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
              (COST $955,000)                        955,000
------------------------------------------------------------
TOTAL INVESTMENTS--100.9%
 (COST $50,715,235)                               61,430,097
PAYABLES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS--(0.9%)                           (524,128)
------------------------------------------------------------
NET ASSETS--100.0%                               $60,905,969
------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN INVESTMENT QUALITY BOND FUND

------------------------------------------------------------
ASSET BACKED -- 24.0%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$2,000,000   Advanta Cr. Card Mst. Tr.,
             6.05% due 8/1/03                   $  1,974,360
 1,000,000   Chemical Mst. Cr. Card Tr.,
             5.55% due 9/15/03                       970,930
 1,000,000   Contimortgage Home Equity
             Loan Tr., 6.85% due 4/15/44           1,007,180
 1,000,000   Green Tree Financial Corp.,
             6.35% due 11/15/26                      999,680
 1,500,000   Green Tree Financial Corp.,
             5.85% due 3/15/27                     1,449,840
 1,274,252   Green Tree Financial Corp.,
             6.10% due 4/15/27                     1,268,276
   500,000   Green Tree Financial Corp.,
             6.90% due 4/15/27                       495,780
 1,500,000   Money Store Tr.,
             6.98% due 8/15/10                     1,511,100
   500,000   Money Store Tr.,
             7.25% due 7/15/13                       507,500
 1,000,000   Olympic Automobile Rec. Tr.,
             5.95% due 11/15/99                    1,000,000
 1,000,000   UCFC Loan Tr.
             7.18% due 1/15/25                       997,900
------------------------------------------------------------
             TOTAL ASSET BACKED
              (COST $12,293,976)                  12,182,546
------------------------------------------------------------

------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED -- 2.0%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
  $500,000   Donaldson, Lufkin, Jenrette
             Mortgage Accep. Corp.,
             7.67% due 2/12/06                  $    512,600
   500,000   Mortgage Capital Funding, Inc.
             7.90% due 2/15/06                       521,250
------------------------------------------------------------
             TOTAL COMMERCIAL MORTGAGE BACKED
              (COST $1,008,274)                    1,033,850
------------------------------------------------------------

------------------------------------------------------------
CORPORATE BONDS -- 31.7%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
CONTAINERS--2.0%
$1,000,000   Crown, Cork and Seal Fin. Plc.
             7.00% due 12/15/06                 $    991,360
------------------------------------------------------------
DRUGS AND HOSPITAL--2.0%
 1,000,000   Rhone Poulenc SA, 6.75%
             due 10/15/99                          1,008,110
------------------------------------------------------------
ELECTRONICS--2.0%
$1,000,000   Pioneer Std. Electronics, Inc.
             8.50% due 8/1/06                      1,013,100
------------------------------------------------------------
FINANCIAL-BANKS--5.9%
 2,000,000   Comerica, Inc.,
             7.25% due 8/1/07                      2,012,720
 1,000,000   First Union Instl.
             8.04% due 12/1/26                       997,250
                                                ------------
                                                   3,009,970
------------------------------------------------------------
FINANCIAL-MISCELLANEOUS--4.9%
   500,000   Lehman Bros. Holdings, Inc.
             7.25% due 10/15/03                      501,060
   500,000   Lehman Bros., Inc.
             6.92% due 10/4/99                       503,800
 1,500,000   Salomon, Inc.,
             6.75% due 2/15/03                     1,469,115
                                                ------------
                                                   2,473,975
------------------------------------------------------------
INSURANCE--2.8%
 1,500,000   Metropolitan Life Ins. Co.,
             6.30% due 11/1/03                     1,449,390
------------------------------------------------------------
MACHINERY AND INDUSTRIAL EQUIPMENT--1.0%
   500,000   McDermott Int'l, Inc.,
             6.57% due 4/20/98                       500,050
------------------------------------------------------------
PAPER AND FOREST PRODUCTS--1.1%
   500,000   Boise Cascade Corp.
             9.85% due 6/15/02                       565,435
------------------------------------------------------------
REAL ESTATE--2.9%
 1,000,000   Post Apt. Homes
             7.25% due 10/1/03                     1,010,050
   500,000   Simon DeBartolo Group
             6.875% due 11/15/06                     487,190
                                                ------------
                                                   1,497,240
------------------------------------------------------------
TELECOMMUNICATIONS--2.0%
 1,000,000   TCI Communications,
             7.25% due 6/15/99                     1,002,820
------------------------------------------------------------
TOBACCO--1.0%
   500,000   Bat Cap. Corp.
             6.875% due 4/15/03                      497,545
------------------------------------------------------------
UTILITIES--4.1%
 2,000,000   Tenaga Nasional Berhad
             7.875% due 6/15/04                    2,103,620
------------------------------------------------------------
             TOTAL CORPORATE BONDS
              (COST $16,357,412)                  16,112,615
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 19.7%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$1,000,000   FNMA TBA
             8.00% due 1/25/27                  $  1,009,843
   492,844   FNMA Pool #250650
             7.00% due 7/1/11                        492,524
 1,980,000   FNMA Pool #250799
             7.50% due 12/1/26                     1,979,624
   459,872   FNMA Pool #311434
             7.00% due 5/1/26                        449,837
   541,852   FNMA Pool #324501
             7.00% due 5/1/26                        530,028
 1,842,223   FNMA Pool #337592
             7.00% due 2/1/26                      1,802,026
   966,047   GNMA Pool #365459
             7.50% due 10/15/25                      967,747
   977,092   GNMA Pool #398668
             7.50% due 5/15/26                       978,196
    42,954   GNMA Pool #417608
             7.50% due 12/15/26                       43,002
   264,873   GNMA Pool #419796
             7.00% due 9/15/10                       266,439
   629,015   GNMA Pool #430152
             7.50% due 12/15/26                      629,726
   505,000   GNMA Pool #431737
             7.50% due 12/15/26                      505,571
   337,884   GNMA Pool #443174
             7.50% due 12/15/26                      336,891
------------------------------------------------------------
             TOTAL MORTGAGE PASS-THROUGHS
              (COST $10,080,541)                   9,991,454
------------------------------------------------------------

------------------------------------------------------------
MULTI CLASS MORTGAGE PASS-THROUGHS -- 9.1%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$  335,624   Federal Home Loan Mortgage
             Corp., 4.00% due 8/15/01           $    333,838
 1,000,000   Federal National Mortgage
             Assn., 6.50% due 10/25/08               946,560
 1,489,562   GE Capital Mortgage Svcs.,
             Inc., 7.00% due 3/25/26               1,428,639
 2,000,000   Securitized Asset Sales, Inc.,
             7.41% due 4/25/24                     1,936,000
------------------------------------------------------------
             TOTAL MULTI CLASS
              MORTGAGE PASS-THROUGHS
              (COST $4,738,766)                    4,645,037
------------------------------------------------------------

------------------------------------------------------------
U.S. GOVERNMENT -- 9.4%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$1,000,000   U.S. Treasury Bonds, 6.875%
             due 8/15/25                        $  1,019,690
 2,000,000   U.S. Treasury Notes, 6.875%
             due 8/31/99                           2,041,880
 1,200,000   U.S. Treasury Notes, 6.50%
             due 10/15/06                          1,206,564
   500,000   U.S. Treasury Notes, 6.25%
             due 10/31/01                            500,470
------------------------------------------------------------
             TOTAL U.S. GOVERNMENT
              (COST $4,906,078)                    4,768,604
------------------------------------------------------------

------------------------------------------------------------
YANKEE BONDS -- 2.0%
------------------------------------------------------------
Principal
 Amount                                             Value
------------------------------------------------------------
$1,000,000   Hydro Quebec Ser. "IU",
             7.50% due 4/1/16                   $  1,010,710
------------------------------------------------------------
             TOTAL YANKEE BOND
              (COST $991,743)                      1,010,710
------------------------------------------------------------

------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%
------------------------------------------------------------
Principal                              Maturity
 Amount                                  Date       Value
------------------------------------------------------------
$1,784,000   State Street Bank & Trust
             repurchase agreement,
             dated 12/31/96, maturity
             value $1,784,855, 5.75%, due
             1/2/97 (collateralized by
             $1,805,000 U.S. Treasury
             Notes, 6.00% due
             5/31/98)                    1/2/97 $  1,784,000
------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
              (COST $1,784,000)                    1,784,000
------------------------------------------------------------
TOTAL INVESTMENTS--101.4%
 (COST $52,160,790)                               51,528,816
PAYABLES IN EXCESS OF CASH, RECEIVABLES
 AND OTHER ASSETS--(1.4%)                           (734,895)
------------------------------------------------------------
NET ASSETS--100.0%                              $ 50,793,921
------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

o THE GUARDIAN TAX-EXEMPT FUND

------------------------------------------------------------
MUNICIPAL BONDS -- 98.2%
------------------------------------------------------------
                                       Rating
  Principal                           Moody's/
   Amount                               S&P*        Value
------------------------------------------------------------
ARIZONA--4.5%
$1,000,000   Phoenix, AZ
             Reference Ser. A
             7.00%, due 7/1/10         Aa1/AA+  $  1,174,660
   530,000   Pima County, AZ
             School District No. 16
             Catalina Foothills,
             6.50%, due 7/1/10         Aaa/AAA       598,725
                                                ------------
                                                   1,773,385
------------------------------------------------------------
CALIFORNIA--7.6%
   595,000   California St. G.O.,
             7.00%, due 10/1/10        A1/A          698,250
 1,500,000   California St. Public
             Works Lea Univ.
             Projects Ser. A
             5.50%, due 10/1/14        A/A         1,488,120
   800,000   Los Angeles, CA
             Variable Rate
             Regional Airport Lease
             4.15%, due 12/1/24        Aa2/NR        800,000
                                                ------------
                                                   2,986,370
------------------------------------------------------------
DELAWARE--4.3%
 1,500,000   Wilmington, DE Hospital
             Revenue, Variable Rate,
             4.15%, due 7/1/11         Aa2/AA      1,500,000
   200,000   Wilmington, DE Hospital
             Revenue, Variable Rate,
             Franciscan Health System
             4.15%, due 7/1/11         Aa2/AA        200,000
                                                ------------
                                                   1,700,000
------------------------------------------------------------
FLORIDA--5.1%
   465,000   Florida St. Board of
             Educ. Cap. Outlay,
             5.875%, due 6/1/12        Aa/AA         478,964
 1,000,000   Florida St. Board of
             Educ. Cap. Outlay,
             5.55%, due 6/1/16         Aa/AA       1,001,910
   500,000   Florida St. Division Board
             of Fin. Dept. Series "A",
             5.50%, due 7/1/12         Aaa/AAA       506,165
                                                ------------
                                                   1,987,039
------------------------------------------------------------
GEORGIA--3.3%
$1,300,000   Burke Cty., GA
             Georgia Power Co.
             Variable Rate
             4.15%, due 7/1/24         A1/A+       1,300,000
------------------------------------------------------------
ILLINOIS--2.8%
 1,130,000   Springfield, IL Ser. C
             5.375%, due 12/1/16       Aaa/AAA     1,089,806
------------------------------------------------------------
MASSACHUSETTS--5.3%
 1,100,000   Massachusetts State
             Ser. B, 4.00%,
             due 12/1/97               Aa2/AA      1,100,000
 1,000,000   Massachusetts
             Water Res. Auth., Ser. A,
             5.50%, due 11/1/16        Aaa/AAA       996,930
                                                ------------
                                                   2,096,930
------------------------------------------------------------
NEBRASKA--2.5%
 1,000,000   Omaha, NE Pub. Pwr.
             Dist. Elec. Rev.,
             Series D, 5.25%,
             due 2/1/13                Aa/AA         968,820
------------------------------------------------------------
NEW JERSEY--8.8%
 1,200,000   NJ State Trans. System
             Fd. Auth. Ser. B,
             5.25%, due 6/15/15        Aa/A+       1,166,136
   500,000   NJ State Trans. System
             Fd. Auth. Ser. A,
             6.50%, due 6/15/05        Aaa/AAA       560,890
 1,000,000   NJ State Tpk. Auth.
             Tpk. Rev. Ser. C,
             6.50%, due 1/1/16         Aaa/AAA     1,131,610
   500,000   NJ Waste and Water
             Treatment Ref. Ser. C,
             7.00%, due 5/15/08        Aaa/AAA       582,825
                                                ------------
                                                   3,441,461
------------------------------------------------------------
NEW YORK--11.9%
 1,500,000   New York City G.O.
             Ser. E, 5.875%,
             due 8/1/13                Baa1/BBB+   1,475,745
   750,000   New York City Mun.
             Water Fin. Auth.,
             Rev. Ser. A,
             5.875%, due 6/15/13       Aaa/AAA       794,820
 1,000,000   New York State G.O.
             Ser. A, 5.30%
             due 7/15/15               A/A-          969,570
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.                                   * Unaudited

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

------------------------------------------------------------
                                       Rating
  Principal                           Moody's/
   Amount                               S&P*        Value
------------------------------------------------------------
NEW YORK--(CONTINUED)
$  500,000 New York State G.O.
             Ser. A, 5.875%
             due 3/15/15               A/A-     $    512,680
   850,000   Triborough Bridge &
             Tunnel Auth. Rev.
             Bond Ser. Y,
             6.00% due 1/1/12          Aa/A+         912,407
                                                ------------
                                                   4,665,222
------------------------------------------------------------
OHIO--9.3%
 1,000,000   Cleveland, OH Pkg. Facs. Rev.
             5.50% due 9/15/16         Aaa/AAA       998,120
   500,000   Columbus, OH Water
             System Rev., 6.10%
             due 11/1/03               A1/AA-        541,475
 1,000,000   Ohio St. Bldg. Auth.
             Disalle Gov't Ctr.
             Ser. A, 6.00%
             due 10/1/05               Aa3/AA-     1,082,230
 1,000,000   Ohio St. Tpk. Comm.
             Tpk. Rev. Ser. A,
             5.70%, due 2/15/17        Aaa/AAA     1,015,160
                                                ------------
                                                   3,636,985
------------------------------------------------------------
OKLAHOMA--3.4%
 1,000,000   Grand River Dam
             Auth. Rev., Ref.
             Ambac Ters., 5.50%
             due 6/1/11                Aaa/AAA     1,039,680
   270,000   Grand River Dam
             Auth. Rev., 6.25%
             due 6/1/11                Aaa/AAA       297,772
                                                ------------
                                                   1,337,452
------------------------------------------------------------
PENNSYLVANIA--2.5%
$1,000,000   Pennsylvania St.
             First Ser., 5.375%,
             due 5/15/15               Aaa/AAA       989,580
------------------------------------------------------------
SOUTH CAROLINA--2.6%
 1,000,000   Oconee Cty., SC
             Pollution Ctrl., Rev.
             5.80% due 4/1/14          Aa2/AA-     1,021,250
------------------------------------------------------------
TENNESSEE--1.3%
   500,000   Sullivan Cty. Ind'l Dev't
             Rev., Variable Rate
             4.15% due 10/1/16         NR/AAA        500,000
------------------------------------------------------------
TEXAS--9.7%
 1,050,000   Bryan, TX
             Indpt. Sch. Dist.
             5.50% due 2/15/17         Aaa/NR      1,041,726
   500,000   Grapevine-Colleyville, TX
             Indpt. Sch. Dist.
             8.25% due 6/15/08         Aaa/AAA       634,105
 1,490,000   Harris Cty., TX
             Criminal Justice Ctr.
             5.50% due 10/1/16         Aa/AA       1,488,972
   555,000   Texas St. Water Dev't.
             Ser. A, 6.50%
             due 8/1/05                Aa/AA         622,993
                                                ------------
                                                   3,787,796
------------------------------------------------------------
UTAH--4.1%
 1,500,000   Intermountain Power Agency
             Utah Power Supply
             7.75% due 7/15/20         Aa/A+       1,596,780
------------------------------------------------------------

--------------------------------------------------------------------------------
* Unaudited                                   See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

------------------------------------------------------------
                                       Rating
  Principal                           Moody's/
   Amount                               S&P*        Value
------------------------------------------------------------
VIRGINIA--9.2%
$1,000,000   Fairfax Cty., VA
             5.70% due 7/15/17         A1/AA    $  1,007,120
 1,470,000   Virginia St.
             Public Sch. Auth.
             Ser. B, 5.125%
             due 8/1/14                Aa/AA       1,423,431
 1,225,000   Virginia St.
             Transportation Board Rev.
             Ser. A, 5.125%
             due 5/15/16               Aa/AA       1,168,344
                                                ------------
                                                   3,598,895
------------------------------------------------------------
             TOTAL MUNICIPAL BONDS
              (COST $37,845,023)                  38,477,771
------------------------------------------------------------
TOTAL INVESTMENTS--98.2%
 (COST $37,845,023)                               38,477,771
CASH, RECEIVABLES AND OTHER ASSETS
 LESS PAYABLES 1.8%                                  707,417
------------------------------------------------------------
NET ASSETS--100.0%                              $ 39,185,188
------------------------------------------------------------

GLOSSARY:
G.O.--GENERAL OBLIGATION.

--------------------------------------------------------------------------------
See notes to financial statements.                                   * Unaudited

O THE GUARDIAN CASH MANAGEMENT FUND

------------------------------------------------------------
COMMERCIAL PAPER -- 92.8%
------------------------------------------------------------
Principal                             Maturity
Amount                                  Date        Value
------------------------------------------------------------
FINANCIAL--34.6%
BANK HOLDING COMPANIES--7.7%
 $3,500,000  J.P. Morgan & Co., Inc.,
             5.39%                      1/13/97 $  3,493,712
  3,500,000  Republic NY Corp.,
             5.34%                      1/23/97    3,488,578
                                                ------------
                                                   6,982,290
------------------------------------------------------------
FINANCE COMPANIES--11.5%
 3,500,000   Associates Corp. of N.A.,
             5.31%                      1/15/97    3,492,772
 3,500,000   National Rural Utils. Cooperative
             Finance, 5.31%              2/6/97    3,481,415
 3,500,000   U.S. Central Credit Union
             5.30%                      1/24/97    3,488,149
                                                ------------
                                                  10,462,336
------------------------------------------------------------
INSURANCE--MULTI LINE--3.9%
 3,500,000   American General Corp.
             5.31%                      1/10/97    3,495,354
------------------------------------------------------------
OTHER MAJOR BANKS--11.5%
 3,500,000   Commerzbank U.S. Fin.,
             5.41%                       1/6/97    3,497,370
 3,500,000   Dresdner U.S. Finance
             5.50%                      1/27/97    3,486,097
 3,500,000   UBS Finance Delaware, Inc.
             6.25%                       1/2/97    3,499,392
                                                ------------
                                                  10,482,859
------------------------------------------------------------
             Total Financial                      31,422,839
------------------------------------------------------------
INDUSTRIAL--58.2%
AEROSPACE AND DEFENSE--3.9%
 3,500,000   Raytheon Co.,
             5.34%                      1/17/97    3,491,693
------------------------------------------------------------
AUTOMOTIVE--3.8%
 3,500,000   Toyota Motor Credit
             Co., 5.29%                  2/3/97    3,483,028
------------------------------------------------------------
CHEMICALS--3.8%
 3,500,000   Monsanto Co.,
             5.38%                      1/14/97    3,493,200
------------------------------------------------------------
CONGLOMERATES--3.9%
 3,500,000   General Electric Cap.
             Corp., 5.31%                1/8/97    3,496,386
------------------------------------------------------------
CONTAINERS--METALS AND PLASTIC--3.8%
 3,500,000   Sonoco Products Co.
             5.43%                      1/21/97    3,489,442
------------------------------------------------------------
ELECTRIC UTILITIES--3.8%
$3,500,000   Alabama Power Co.
             5.34%                      2/13/97 $  3,477,676
------------------------------------------------------------
FOOD AND BEVERAGE--7.7%
 3,500,000   Campbell Soup Co.
             5.35%                      1/31/97    3,484,396
 3,500,000   H.J. Heinz Co.,
             5.37%                      1/22/97    3,489,036
                                                ------------
                                                   6,973,432
------------------------------------------------------------
MACHINERY AND INDUSTRIAL EQUIPMENT--3.9%
 3,500,000   John Deere Capital
             Corp., 5.38%                1/9/97    3,495,816
------------------------------------------------------------
OIL SERVICES--3.8%
 3,500,000   Colonial Pipeline
             Co., 5.35%                 2/19/97    3,474,513
------------------------------------------------------------
PAPER AND FOREST PRODUCTS--3.9%
 3,500,000   Westvaco Corp.
             5.35%                      1/16/97    3,492,198
------------------------------------------------------------
PUBLISHING-NEWS--7.7%
 3,500,000   Gannett, Inc.,
             5.50%                      1/29/97    3,485,028
 3,500,000   Knight Ridder, Inc.
             5.30%                      1/13/97    3,493,817
                                                ------------
                                                   6,978,845
------------------------------------------------------------
TELECOMMUNICATIONS--8.2%
 4,000,000   American Telephone and
             Telegraph Co., 5.55%        1/3/97    3,998,768
 3,500,000   Bell Atlantic Financial
             Svcs., 5.53%               1/15/97    3,492,473
                                                ------------
                                                   7,491,241
------------------------------------------------------------
             Total Industrial                     52,837,470
------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (COST $84,260,309)                 $ 84,260,309
------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
------------------------------------------------------------
Principal                             Maturity
Amount                                  Date        Value
------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
$3,308,000   State Street Bank & Trust
             repurchase agreement,
             dated 12/31/96, maturity
             value $3,309,585, 5.75%, due
             1/2/97 (collateralized by
             $3,345,000 U.S. Treasury
             Notes, 6.00% due
             5/31/98)                   1/2/97  $  3,308,000
------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENT
             (COST $3,308,000)                     3,308,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 96.4%
 (COST $87,568,309)                               87,568,309
CASH, RECEIVABLES AND OTHER ASSETS
  LESS PAYABLES -- 3.6%                            3,231,492
------------------------------------------------------------
NET ASSETS -- 100.0%                             $90,799,801
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------
FINANCIAL STATEMENTS
--------------------

O THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                          THE GUARDIAN    THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
                                           PARK AVENUE           ASSET  BAILLIE GIFFORD     INVESTMENT     TAX-EXEMPT           CASH
                                                  FUND      ALLOCATION    INTERNATIONAL        QUALITY           FUND     MANAGEMENT
                                                                  FUND             FUND      BOND FUND                          FUND
                                        --------------------------------------------------------------------------------------------
ASSETS
 Investments, at identified cost* ....  $1,076,903,343  $   80,922,448   $   50,715,235  $  52,160,790  $  37,845,023  $  87,568,309
                                        ============================================================================================
 Investments, at market ..............   1,345,276,138      69,097,285       60,475,097     49,744,816     38,477,771     84,260,309
 Repurchase agreements ...............      79,179,000      24,190,000          955,000      1,784,000           --        3,308,000
                                        --------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS ................   1,424,455,138      93,287,285       61,430,097     51,528,816     38,477,771     87,568,309

 Cash ................................              22             713            2,876         12,956        200,658        496,328
 Foreign currency (Cost $898,718) ....            --              --            888,984           --             --             --
 Receivable for securities sold ......      32,066,379       1,781,107             --             --             --             --
 Receivable for fund shares sold .....       5,022,025         334,184          215,812         62,309             50      3,714,802
 Dividends receivable ................       1,705,117          70,971           60,683           --             --             --
 Interest receivable .................          17,758          89,732            1,159        470,375        556,635            529
 Deferred organization
   expenses-- Note 6..................            --             4,262            4,462          4,261          4,261           --
 Foreign tax receivable ..............            --               224           34,857           --             --             --
 Other Receivable ....................            --              --               --             --              426           --
                                        --------------------------------------------------------------------------------------------
    TOTAL ASSETS .....................   1,463,266,439      95,568,478       62,638,930     52,078,717     39,239,801     91,779,968
                                        --------------------------------------------------------------------------------------------

LIABILITIES
 Payable for securities purchased ....      21,011,921         673,264          422,532      1,022,733           --             --
 Distributions payable ...............       4,769,564         121,405           24,182         17,513          8,560         14,684
 Payable for fund shares redeemed ....       6,385,750         968,671        1,001,013        145,244          2,349        779,100
 Margin variation payable ............            --           204,400             --             --             --             --
 Accrued expenses ....................         365,762          41,438           46,491            870           --           47,169
 Foreign tax withholding .............            --              --              5,006           --             --             --
 Due to affiliates ...................       2,542,070         293,412          233,737         98,436         43,704        139,214
                                        --------------------------------------------------------------------------------------------
    TOTAL LIABILITIES ................      35,075,067       2,302,590        1,732,961      1,284,796         54,613        980,167
                                        --------------------------------------------------------------------------------------------
    NET ASSETS .......................  $1,428,191,372  $   93,265,888   $   60,905,969  $  50,793,921  $  39,185,188  $  90,799,801
                                        ============================================================================================

* Includes repurchase agreements

See notes to financial statements.


                                    36 & 37

O THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1996
--------------------------------------------------------------------------------

                                                    THE GUARDIAN  THE GUARDIAN     THE GUARDIAN  THE GUARDIAN
                                                     PARK AVENUE         ASSET  BAILLIE GIFFORD    INVESTMENT
                                                            FUND    ALLOCATION    INTERNATIONAL       QUALITY
                                                                          FUND             FUND     BOND FUND
                                                  -------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest of $0.01
  par value outstanding (unlimited number
  of shares authorized);
   Class A .....................................  $      367,246  $     68,053    $      37,839  $     52,355
   Class B .....................................           9,501         3,928            2,192          --
 Paid-in capital ...............................   1,051,942,167    78,874,327       50,305,814    52,131,907
 Undistributed/(overdistributed)
  net investment income ........................            --           7,985         (125,488)         --
 Accumulated net realized gain/(loss)
  on investments and foreign currency
  related transactions .........................      28,320,663     1,011,396          (23,101)     (758,367)
 Net unrealized appreciation/(depreciation)
  of investments and foreign currency
  related transactions .........................     347,551,795    13,300,199       10,708,713      (631,974)
                                                  -------------------------------------------------------------
    NET ASSETS .................................  $1,428,191,372  $ 93,265,888    $  60,905,969  $ 50,793,921
                                                  =============================================================
NET ASSETS:
  Class A ......................................  $1,392,185,697  $ 88,190,480    $  57,593,199  $ 50,793,921
  Class B ......................................  $   36,005,675  $  5,075,408    $   3,312,770           N/A

Shares of beneficial interest of $0.01
 par value
  Class A ......................................      36,724,597     6,805,322        3,783,949     5,235,512
  Class B ......................................         950,095       392,750          219,163           N/A

NET ASSET VALUE PER SHARE
  Class A ......................................          $37.91        $12.96           $15.22        $ 9.70
  Class B ......................................          $37.90        $12.92           $15.12           N/A

 MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ....          $39.70        $13.57           $15.94        $10.16

                                                  THE GUARDIAN  THE GUARDIAN
                                                    TAX-EXEMPT          CASH
                                                          FUND    MANAGEMENT
                                                                        FUND
                                                  --------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest of $0.01
  par value outstanding (unlimited number
  of shares authorized);
   Class A .....................................  $     40,782  $    882,172
   Class B .....................................          --          25,826
 Paid-in capital ...............................    39,661,851    89,891,803
 Undistributed/(overdistributed)
  net investment income ........................          --            --
 Accumulated net realized gain/(loss)
  on investments and foreign currency
  related transactions .........................    (1,150,193)         --
 Net unrealized appreciation/(depreciation)
  of investments and foreign currency
  related transactions .........................       632,748          --
                                                  --------------------------
    NET ASSETS .................................  $ 39,185,188  $ 90,799,801
                                                  ==========================
NET ASSETS:
  Class A ......................................  $ 39,185,188  $ 88,217,231
  Class B ......................................           N/A  $  2,582,570

Shares of beneficial interest of $0.01
 par value
  Class A ......................................     4,078,222    88,217,231
  Class B ......................................           N/A     2,582,570

NET ASSET VALUE PER SHARE
  Class A ......................................        $ 9.61  $      $1.00
  Class B ......................................           N/A  $      $1.00

 MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ....        $10.06         N/A**

 * Based on sale of less than $100,000. On sales of $100,000 or more, the offering price is reduced.

** No-load fund.

See notes to financial statements.


                                    38 & 39

O THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                    THE GUARDIAN  THE GUARDIAN      HE GUARDIAN  THE GUARDIAN
                                                     PARK AVENUE         ASSET  BAILLIE GIFFORD    INVESTMENT
                                                            FUND    ALLOCATION    INTERNATIONAL       QUALITY
                                                                          FUND             FUND     BOND FUND
                                                    -----------------------------------------------------------
INVESTMENT INCOME
 INCOME:
  Dividends ......................................  $ 19,019,449    $  919,428      $ 1,053,816   $      --
  Interest .......................................     4,185,365     1,601,095          113,507     3,362,395
  Other Income ...................................        46,889          --               --            --
                                                    -----------------------------------------------------------
                                                      23,251,703     2,520,523        1,167,323     3,362,395
  Less: Foreign tax withheld .....................        54,912         1,901          119,589          --
                                                    -----------------------------------------------------------
     Total Income ................................    23,196,791     2,518,622        1,047,734     3,362,395
                                                    -----------------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 .............     5,851,464       510,556          423,523       259,454
  12b-1 fees -- Note 3 ...........................       570,546        74,431           46,063        44,517
  Administrative fees ............................     1,106,372       181,507           91,345        86,597
  Transfer agent fees ............................     1,278,475       119,847          115,075        76,264
  Custodian fees .................................       236,597        83,005          162,806        50,278
  Printing expense ...............................       139,575        13,027           15,166         6,944
  Registration fees ..............................       136,561        19,626           15,572        12,450
  Audit fees .....................................        20,500        17,000           21,000        17,500
  Trustees fees -- Note 2 ........................        18,300        18,300           18,300        18,300
  Legal fees .....................................        12,296         2,882            3,749         2,550
  Insurance expense ..............................         9,028           657              415           512
  Other ..........................................           705           705              705           705
  Deferred organization expense -- Note 6 ........          --           3,374            3,246         3,375
                                                    -----------------------------------------------------------
     Total Expenses ..............................     9,380,419     1,044,917          916,965       579,446
  Less: Expenses assumed by
         investment adviser -- Note 2 ............          --            --               --         187,900
                                                    -----------------------------------------------------------
     Expenses Net of Reimbursement ...............     9,380,419     1,044,917          916,965       391,546
                                                    -----------------------------------------------------------
 NET INVESTMENT INCOME ...........................    13,816,372     1,473,705          130,769     2,970,849
                                                    -----------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS AND CURRENCIES -- NOTE 4
  Net realized gain/(loss) on investments --
    Note 1 .......................................   140,062,592     4,725,802        1,063,178       (40,548)
  Net realized loss on foreign currencies --
    Note 1 .......................................          --            --            (50,000)         --
  Net change in unrealized appreciation/
   (depreciation) of investments -- Note 4 .......   128,623,359     8,063,867        6,065,662    (1,670,508)
  Net change in unrealized appreciation
   from translation of assets and liabilities
   in foreign currencies -- Note 4 ...............          --            --            (93,932)         --

                                                    -----------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND CURRENCIES ..................   268,685,951    12,789,669        6,984,908    (1,711,056)
                                                    -----------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ...........................  $282,502,323   $14,263,374       $7,115,677   $ 1,259,793
                                                    ===========================================================


                                                    THE GUARDIAN  THE GUARDIAN
                                                      TAX-EXEMPT          CASH
                                                            FUND    MANAGEMENT
                                                                          FUND
                                                    --------------------------
INVESTMENT INCOME
 INCOME:
  Dividends ......................................    $     --      $     --
  Interest .......................................     1,195,861     4,291,477
  Other Income ...................................         2,755          --
                                                    --------------------------
                                                       1,198,616     4,291,477
  Less: Foreign tax withheld .....................          --            --
                                                    --------------------------
     Total Income ................................     1,198,616     4,291,477
                                                    --------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 .............       105,144       388,947
  12b-1 fees -- Note 3 ...........................        10,577        63,199
  Administrative fees ............................        40,748       124,408
  Transfer agent fees ............................        35,550       221,129
  Custodian fees .................................        29,783        61,347
  Printing expense ...............................         1,861        13,027
  Registration fees ..............................        19,139        22,713
  Audit fees .....................................        17,000        17,000
  Trustees fees -- Note 2 ........................        18,300        18,300
  Legal fees .....................................         2,342         2,782
  Insurance expense ..............................           162           702
  Other ..........................................           705           705
  Deferred organization expense -- Note 6 ........         3,375          --
                                                    --------------------------
     Total Expenses ..............................       284,686       934,259
  Less: Expenses assumed by
         investment adviser -- Note 2 ............       128,217       232,432
                                                    --------------------------
     Expenses Net of Reimbursement ...............       156,469       701,827
                                                    --------------------------
 NET INVESTMENT INCOME ...........................     1,042,147     3,589,650
                                                    --------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS AND CURRENCIES -- NOTE 4
  Net realized gain/(loss) on investments --
    Note 1 .......................................        55,933          --
  Net realized loss on foreign currencies --
    Note 1 .......................................          --            --
  Net change in unrealized appreciation/
   (depreciation) of investments -- Note 4 .......        95,313          --
  Net change in unrealized appreciation
   from translation of assets and liabilities
   in foreign currencies -- Note 4 ...............          --            --
                                                    --------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND CURRENCIES ..................       151,246          --
                                                    --------------------------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ...........................    $1,193,393    $3,589,650
                                                    ==========================

See notes to financial statements.


                                    40 & 41

O THE PARK AVENUE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             THE GUARDIAN                      THE GUARDIAN
                                                              PARK AVENUE                         ASSET
                                                                 FUND                           ALLOCATION
                                                                                                   FUND
                                                    --------------------------------  -----------------------------
                                                           YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                            1996            1995            1996           1995
                                                    -----------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ..........................  $    13,816,372   $   8,735,936   $   1,473,705   $  1,235,786
  Net realized gain/(loss) on investments and
   foreign currency related transactions .........      140,062,592      84,973,348       4,725,802      7,181,242
  Net change in unrealized appreciation/
   (depreciation) of investments and foreign
   currency related transactions .................      128,623,359     138,277,500       8,063,867      4,938,809
                                                    -----------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...................      282,502,323     231,986,784      14,263,374     13,355,837
                                                    -----------------------------------------------------------------
 DISTRIBUTION TO SHAREHOLDERS:
  Net investment income:
   Class A .......................................      (13,778,621)     (8,718,311)     (1,460,511)    (1,226,150)
   Class B .......................................          (37,751)           --           (13,194)          --
  Distributions in excess of net investment income
   Class A .......................................         (358,731)           --           (11,667)          --
   Class B .......................................           (7,535)           --              (889)          --
  Net realized gain on investments and
   foreign currency related transactions:
   Class A .......................................     (146,944,706)    (48,212,589)     (7,495,631)    (1,870,130)
   Class B .......................................       (2,841,272)           --          (291,381)          --
                                                    -----------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........     (163,968,616)    (56,930,900)     (9,273,273)    (3,096,280)
                                                    -----------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions -- Note 7
   Class A .......................................      301,588,369     156,301,684      12,681,632      5,456,777
   Class B .......................................       35,794,701            --         5,002,827           --
                                                    -----------------------------------------------------------------
                                                        337,383,070     156,301,684      17,684,459      5,456,777
                                                    -----------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...........      455,916,777     331,357,568      22,674,560     15,716,334
 NET ASSETS:
 Beginning of year ...............................      972,274,595     640,917,027      70,591,328     54,874,994
                                                    -----------------------------------------------------------------
 End of year* ....................................  $ 1,428,191,372   $ 972,274,595   $  93,265,888   $ 70,591,328
                                                    =================================================================
* Includes undistributed/(overdistributed)
   net investment income of ......................  $          --     $        --     $       7,985   $       --

                                                            THE GUARDIAN                  THE GUARDIAN
                                                           BAILLIE GIFFORD                 INVESTMENT
                                                            INTERNATIONAL                    QUALITY
                                                                 FUND                       BOND FUND
                                                    ----------------------------  ----------------------------
                                                        YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                         1996           1995           1996           1995
                                                    ------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ..........................  $    130,769   $     96,199   $  2,970,849   $  3,120,590
  Net realized gain/(loss) on investments and
   foreign currency related transactions .........     1,013,178      2,029,619        (40,548)     1,517,768
  Net change in unrealized appreciation/
   (depreciation) of investments and foreign
   currency related transactions .................     5,971,730      2,580,019     (1,670,508)     3,094,239
                                                    ------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...................     7,115,677      4,705,837      1,259,793      7,732,597
                                                    ------------------------------------------------------------
 DISTRIBUTION TO SHAREHOLDERS:
  Net investment income:
   Class A .......................................      (150,910)       (96,199)    (2,970,849)    (3,120,590)
   Class B .......................................        (7,962)          --             --             --
  Distributions in excess of net investment income
   Class A .......................................      (208,284)      (743,480)          --             --
   Class B .......................................       (28,103)          --             --             --
  Net realized gain on investments and
   foreign currency related transactions:
   Class A .......................................      (714,593)    (1,895,322)          --             --
   Class B .......................................       (40,907)          --             --             --
                                                    ------------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........    (1,150,759)    (2,735,001)    (2,970,849)    (3,120,590)
                                                    ------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions -- Note 7
   Class A .......................................     7,178,160      5,032,799     (1,201,353)     5,607,609
   Class B .......................................     3,217,127           --             --             --
                                                    ------------------------------------------------------------
                                                      10,395,287      5,032,799     (1,201,353)     5,607,609
                                                    ------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...........    16,360,205      7,003,635     (2,912,409)    10,219,616
 NET ASSETS:
 Beginning of year ...............................    44,545,764     37,542,129     53,706,330     43,486,714
                                                    ------------------------------------------------------------
 End of year* ....................................  $ 60,905,969   $ 44,545,764   $ 50,793,921   $ 53,706,330
                                                    ============================================================
* Includes undistributed/(overdistributed)
   net investment income of ......................  $   (125,488)  $   (134,884)  $       --     $       --

                                                            THE GUARDIAN                   THE GUARDIAN
                                                             TAX-EXEMPT                        CASH
                                                                FUND                        MANAGEMENT
                                                                                               FUND
                                                    ----------------------------  ---------------------------
                                                        YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                         1996           1995           1996           1995
                                                    ---------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income ..........................  $  1,042,147   $    778,854   $  3,589,650   $  3,395,963
  Net realized gain/(loss) on investments and
   foreign currency related transactions .........        55,933       (208,582)          --             --
  Net change in unrealized appreciation/
   (depreciation) of investments and foreign
   currency related transactions .................        95,313      1,687,682           --             --
                                                    ---------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...................     1,193,393      2,257,954      3,589,650      3,395,963
                                                    ---------------------------------------------------------
 DISTRIBUTION TO SHAREHOLDERS:
  Net investment income:
   Class A .......................................    (1,042,148)      (778,854)    (3,542,728)    (3,395,963)
   Class B .......................................          --             --          (46,922)          --
  Distributions in excess of net investment income
   Class A .......................................          --             --             --             --
   Class B .......................................          --             --             --             --
  Net realized gain on investments and
   foreign currency related transactions:
   Class A .......................................          --             --             --             --
   Class B .......................................          --             --             --             --
                                                    ---------------------------------------------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........    (1,042,148)      (778,854)    (3,589,650)    (3,395,963)
                                                    ---------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from
   capital share transactions -- Note 7
   Class A .......................................    21,532,694         55,107     18,304,224     13,182,759
   Class B .......................................          --             --        2,582,569           --
                                                    ---------------------------------------------------------
                                                      21,532,694         55,107     20,886,793   13,182,759
                                                    ---------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS ...........    21,683,939      1,534,207     20,886,793     13,182,759
 NET ASSETS:
 Beginning of year ...............................    17,501,249     15,967,042     69,913,008     56,730,249
                                                    ---------------------------------------------------------
 End of year* ....................................  $ 39,185,188   $ 17,501,249   $ 90,799,801   $ 69,913,008
                                                    =========================================================
* Includes undistributed/(overdistributed)
 net investment income of ........................  $       --     $       --     $       --     $       --

See notes to financial statements.


                                    42 & 43

--------------------
NOTES TO
FINANCIAL STATEMENTS
--------------------

December 31, 1996

THE PARK AVENUE PORTFOLIO

o THE GUARDIAN PARK AVENUE FUND
o THE GUARDIAN ASSET ALLOCATION FUND
o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
o THE GUARDIAN INVESTMENT QUALITY BOND FUND
o THE GUARDIAN TAX-EXEMPT FUND
o THE GUARDIAN CASH MANAGEMENT FUND

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

      The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. Shares of the Portfolio are offered in six series; namely: The Guardian Park Avenue Fund (GPAF); The Guardian Asset Allocation Fund (GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund
(GCMF). The series are collectively referred to herein as the "Portfolio Funds".

      GPAF, GAAF, GBGIF and GCMF (the Funds) offer two classes of shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.50% and a continuing administrative fee of up to .25% on an annual basis. Class B shares are sold without an initial sales charge but are subject to a distribution fee of .75% and an administrative fee of up to .25% on an annual basis, and a contingent deferred sales load (CDSL) of 4% imposed on certain redemptions. The two classes of shares for each fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investments

      Equity and debt securities listed on domestic or foreign securities exchanges are valued at the closing sales prices on such exchanges, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Other securities, including securities for which market quotations are not readily available, such as certain mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Portfolio Funds' Board of Trustees.

      Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Portfolio Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

      Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

      All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

      Only GBGIF is permitted to buy international securities that are not U.S. dollar denominated. GBGIF's books and records are maintained in U.S. dollars as follows:

            (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

            (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations.

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Portfolio Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of December 31, 1996 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of the period.

Forward Foreign Currency Contracts

      GBGIF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of assets and liabilities in foreign currencies by GBGIF. When a forward contract is closed, GBGIF records a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. GBGIF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

      The Fund may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Distributions to Shareholders

      Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF and GTEF, and declared and paid semi-annually for GPAF, GAAF and GBGIF. Net realized short-term and long-term capital gains for these Portfolio Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

      All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

      Each Portfolio Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 1996, for federal income tax purposes, The Guardian Investment Quality Bond Fund had a net capital loss carryforward of $649,117 which expires in 2002.

Reclassification of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1996, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases (decreases) to the various capital accounts were as follows:

                                              ACCUMULATED
                                              NET REALIZED
                                             GAIN/(LOSS) ON
                          UNDISTRIBUTED/      INVESTMENTS
                         (OVERDISTRIBUTED)    AND FOREIGN
               PAID-IN    NET INVESTMENT    CURRENCY RELATED
               CAPITAL        INCOME          TRANSACTIONS
               -------    ---------------   ----------------
GPAF         ($683,284)      $366,266          $ 317,018
GAAF           (26,068)        20,541              5,527
GBGIF          (35,216)       273,886           (238,670)
GIQBF          703,289           --             (703,289)

NOTE 2. INVESTMENT ADVISORY AGREEMENTS
AND PAYMENTS TO RELATED PARTIES

      Guardian Investor Services Corporation (GISC) provides investment advisory services to each of the Portfolio Funds (except GBGIF) under an investment advisory agreement. Fees for investment advisory services are established under the terms of separate fee appendices to the agreement at an annual rate of .50% of the average daily net assets of each Portfolio Fund, except for GAAF which pays GISC at an annual rate of .65% of its average daily net assets. For the year ended December 31, 1996, GISC voluntarily assumed $187,900, $128,217 and $232,432 of the ordinary operating expenses of GIQBF, GTEF and GCMF, respectively.

      GBGIF has an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of GBGIF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBG receives a management fee computed at the rate of .80% of GBGIF's average daily net assets. One-half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-management fee does not represent a separate or additional expense to GBGIF.

      Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) were paid $500 per Portfolio Fund's meeting of the Board of Trustees for the year ended December 31, 1996. An annual fee of $1,000 per Portfolio Fund (i.e., $6,000) was also paid to each such trustee during such period. The aggregate remuneration paid by each of the Portfolio Funds to each of the trustees who are not interested persons, amounted to $18,300 for the year ended December 31, 1996. GISC pays compensation to the trustees who are interested persons.

      Certain officers and trustees of the Portfolio Funds are affiliated with GISC.

Administrative Services Agreement

      Pursuant to the Administrative Services Agreement adopted by the Portfolio Funds on behalf of both classes of shares, each of the Portfolio Funds pays GISC an administrative services fee up to an annual rate of .25% of the average daily net assets. GPAF currently pays GISC up to .15% on an annual basis, of its average daily net assets. For the year ended December 31, 1996, such fees incurred under the Agreement based on the average daily net assets of Class A and Class B shares, were as follows:

                                 CLASS A      CLASS B
                                 -------      -------
Park Avenue Fund ...........   $1,087,354     $19,018
Asset Allocation Fund ......      176,899       4,608
International Fund .........       88,088       3,257
Investment Quality
 Bond Fund .................       86,597         --

Tax-Exempt Fund ............       40,748         --

Cash Management Fund .......      121,068       3,340

NOTE 3. UNDERWRITING AGREEMENT
AND DISTRIBUTION PLAN

      The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Portfolio Funds.

      For the year ended December 31, 1996, aggregate sales commissions for the purchase of capital shares were paid to GISC as compensation for services rendered as follows:

FUND       COMMISSIONS     FUND       COMMISSIONS
----       -----------     ----       -----------
GPAF ....   $4,205,282     GIQBF ....   $212,097
GAAF ....      507,842     GTEF .....     54,484
GBGIF ...      274,381

      Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Multiple Class Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

      For the year ended December 31, 1996, such charges were as follows:

                                  CLASS A     CLASS B
                                  -------     -------
Park Avenue Fund .............   $513,750     $56,796
Asset Allocation Fund ........     60,609      13,822
International Fund ...........     39,035       7,028
Investment Quality
 Bond Fund ...................     44,517        --
Tax-Exempt Fund ..............     10,577        --
Cash Management Fund .........     59,491       3,708

      The Portfolio has also entered into a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with GISC on behalf of the Class A shares. Effective May 1, 1996, the Plan has been made dormant and no 12b-1 fees are authorized to be paid in connection with sales of Class A shares.

      GISC is entitled to retain any CDSL imposed on certain redemptions. For the year ended December 31, 1996, such charges were as follows:

                                              CLASS B
                                              -------
Park Avenue Fund ...........................   $6,448
Asset Allocation Fund ......................    1,360
International Fund .........................       96
Cash Management Fund .......................    2,044

NOTE 4. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales of securities (excluding short-term curities) were as follows:

                          FOR THE YEAR ENDED DECEMBER 31, 1996
                          ------------------------------------
                            GPAF          GAAF         GBGIF
                            ----          ----         -----
PURCHASES
Stocks and debt
 obligations            $885,822,928  $56,891,780   $31,136,640
U.S. Government
 and government
 agency obligations           --       20,697,267        --

PROCEEDS
Stocks and debt
 obligations             702,242,362   40,806,474    20,044,599
U.S. Government
 and government
 agency obligations           --       31,600,000        --


                                         GIQBF           GTEF
                                         -----           ----
PURCHASES
Stocks and debt
 obligations                          $86,871,608   $78,778,896
U.S. Government
 and government
 agency obligations                    44,002,918        --

PROCEEDS
Stocks and debt
 obligations                           57,425,688    57,981,207
U.S. Government
 and government
 agency obligations                    71,606,530        --

      The cost of investments owned at December 31, 1996 for federal income tax purposes was the same as the cost for financial reporting purposes for the Portfolio Funds except for GBGIF which was $50,733,007. The gross unrealized appreciation and depreciation at December 31, 1996, were as follows:

                            GPAF          GAAF         GBGIF
                            ----          ----         -----
Appreciation            $356,005,274  $12,812,991   $12,330,581
(Depreciation)            (8,453,479)    (448,155)   (1,617,416)
                        ------------  -----------   -----------
Net Unrealized
 Appreciation           $347,551,795  $12,364,836   $10,713,165
                        ============  ===========   ===========

                                         GIQBF           GTEF
                                         -----           ----
Appreciation                            $ 146,150      $652,701
(Depreciation)                           (778,124)      (19,953)
                                      -----------   -----------
Net Unrealized
 Appreciation/
 (Depreciation)                         $(631,974)     $632,748
                                      ===========   ===========

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price

(Note 1). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      At December 31, 1996, GBGIF had no open forward foreign currency ntract.

NOTE 5. REPURCHASE AGREEMENTS

      The collateral for repurchase agreements is either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Portfolio Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Portfolio Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Portfolio Fund. Repurchase agreements of more than seven days' duration, together with investments in any other securities which are not considered readily marketable by the Securities and Exchange Commission, are not permitted if more than the applicable portion of a Portfolio Fund's net assets (either 10% or 15% depending on the Portfolio Fund) would be so invested.

NOTE 6. DEFERRED ORGANIZATION
AND INITIAL OFFERING EXPENSES

      GAAF, GIQBF and GTEF incurred expenses of $16,418 each in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by each of these Portfolio Funds upon the completion of their first year of operations or when net assets reached $50 million. GBGIF's expenses of $15,218 in connection with its organization and registration were advanced by GISC and were repaid when GBGIF completed one year of operations. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of the Portfolio Funds' operations in February, 1993.

NOTE 7. TRANSACTIONS IN PORTFOLIO FUND SHARES

o THE GUARDIAN PARK AVENUE FUND

                                      Year Ended December 31, 1996    Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
                                          Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                               64,654,097   $ 331,495,449       7,677,062   $ 248,191,463
  Class B                                  893,821      33,652,331            --              --
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gains:
  Class A                                4,095,860     154,626,271       1,609,384      54,438,335
  Class B                                   73,790       2,826,851            --              --
--------------------------------------------------------------------------------------------------
                                        69,717,568     522,600,902       9,286,446     302,629,798
Less shares repurchased:
  Class A                              (60,643,315)   (184,533,351)     (4,502,822)   (146,328,114)
  Class B                                  (17,517)       (684,481)           --              --
--------------------------------------------------------------------------------------------------
   NET INCREASE                          9,056,736   $ 337,383,070       4,783,624   $ 156,301,684
==================================================================================================

o THE GUARDIAN ASSET ALLOCATION FUND

                                      Year Ended December 31, 1996    Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
                                          Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                3,920,241   $  16,989,447         895,730   $  10,610,499
  Class B                                  372,449       4,745,296            --              --
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gains:
  Class A                                  694,480       8,751,925         249,777       3,028,083
  Class B                                   23,657         302,802            --              --
--------------------------------------------------------------------------------------------------
                                         5,010,827      30,789,470       1,145,507      13,638,582
Less shares repurchased:
  Class A                               (3,602,476)    (13,059,740)       (716,332)     (8,181,805)
  Class B                                   (3,356)        (45,271)           --              --
--------------------------------------------------------------------------------------------------
   NET INCREASE                          1,404,995   $  17,684,459         429,175   $   5,456,777
==================================================================================================

o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                      Year Ended December 31, 1996    Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
                                          Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                2,612,878   $  13,437,950         992,691   $  12,765,871
  Class B                                  216,878       3,182,994            --              --
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gains:
  Class A                                   71,249       1,078,788         199,863       2,694,682
  Class B                                    3,182          47,852            --              --
--------------------------------------------------------------------------------------------------
                                         2,904,187      17,747,584       1,192,554      15,460,553
Less shares repurchased:
  Class A                               (2,181,652)     (7,338,578)       (797,813)    (10,427,754)
  Class B                                     (897)        (13,719)           --              --
--------------------------------------------------------------------------------------------------
   NET INCREASE                            721,638   $  10,395,287         394,741   $   5,032,799
==================================================================================================

o THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                      Year Ended December 31, 1996    Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
                                          Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold                                809,831   $   7,622,176       1,359,952   $  12,911,461
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gains                        264,949       2,773,040         302,597       2,917,967
--------------------------------------------------------------------------------------------------
                                         1,074,780      10,395,216       1,662,549      15,829,428
Less shares repurchased                 (1,210,664)    (11,596,569)     (1,059,125)    (10,221,819)
--------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE)                (135,884)  ($  1,201,353)        603,424   $   5,607,609
==================================================================================================

o THE GUARDIAN TAX-EXEMPT FUND

                                      Year Ended December 31, 1996    Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
                                          Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold                              2,339,544   $  22,165,990         181,089   $   1,707,367
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gains                        105,473       1,003,876          52,140         736,433
--------------------------------------------------------------------------------------------------
                                         2,445,017      23,169,866         233,229       2,443,800
Less shares repurchased                   (172,887)     (1,637,172)       (228,631)     (2,388,693)
--------------------------------------------------------------------------------------------------
   NET INCREASE                          2,272,130   $  21,532,694           4,598   $      55,107
==================================================================================================

o THE GUARDIAN CASH MANAGEMENT FUND

                                      Year Ended December 31, 1996    Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
                                          Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold:
  Class A                              197,623,132   $ 197,623,132     155,096,061   $ 155,096,061
  Class B                                3,453,164       3,453,164            --              --
Shares issued to shareholders
 in reinvestment of dividends
 from net investment income and
 net realized gains:
  Class A                                3,398,518       3,398,518       3,310,843       3,310,843
  Class B                                   44,613          44,613            --              --
--------------------------------------------------------------------------------------------------
                                       204,519,427     204,519,427     158,406,904     158,406,904
Less shares repurchased:
  Class A                             (182,717,426)   (182,717,426)   (145,224,145)   (145,224,145)
  Class B                                 (915,208)       (915,208)           --              --
--------------------------------------------------------------------------------------------------
   NET INCREASE                         20,886,793   $  20,886,793      13,182,759   $  13,182,759
==================================================================================================

NOTE 8. LINE OF CREDIT

      A $20,000,000 line of credit available to all of the Portfolio Funds and the five Funds included in the related Guardian variable products has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1996, none of the Portfolio Funds borrowed against this line of credit.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                          Net Realized
                                                          & Unrealized
                                                         Gain/(Loss) on
                                                           Investments     Increase/               Distributions  Distributions
                                  Net Asset      Net       and Foreign    (Decrease)    Dividends    in Excess        from
                                   Value,    Investment     Currency         from       from Net      of Net      Net Realized
                                  Beginning    Income        Related      Investment   Investment   Investment       Gain on
                                  of Period    (Loss)     Transactions    Operations     Income       Income       Investments
                                  ------------------------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Year ended 12/31/96              $ 33.97    $  0.42       $  8.41        $  8.83      $  (0.42)     $(0.01)       $ (4.46)
  Year ended 12/31/95                26.89       0.33          8.87           9.20         (0.33)       --            (1.79)
  Year ended 12/31/94                28.63       0.31         (0.72)         (0.41)        (0.31)       --            (1.02)
  Year ended 12/31/93                25.17       0.50          4.56           5.06         (0.50)       --            (1.10)
  Year ended 12/31/92                22.23       0.45          4.05           4.50         (0.44)       --            (1.12)
  Year ended 12/31/91                18.26       0.65          5.71           6.36         (0.66)       --            (1.73)
  Year ended 12/31/90                21.56       0.68         (3.28)         (2.60)        (0.70)       --             --
  Year ended 12/31/89                20.46       0.92          3.88           4.80         (0.98)       --            (2.72)
  Year ended 12/31/88                18.63       0.60          3.23           3.83         (0.55)       --            (1.45)
  Year ended 12/31/87                20.74       0.47          0.20           0.67         (0.60)       --            (2.18)

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                          36.26       0.05          6.10           6.15         (0.05)       --            (4.46)

THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Year ended 12/31/96                1.000      0.045          --            0.045        (0.045)       --              --
  Year ended 12/31/95                1.000      0.051          --            0.051        (0.051)       --              --
  Year ended 12/31/94                1.000      0.034          --            0.034        (0.034)       --              --
  Year ended 12/31/93                1.000      0.021          --            0.021        (0.021)       --              --
  Year ended 12/31/92                1.000      0.030          --            0.030        (0.030)       --              --
  Year ended 12/31/91                1.000      0.053          --            0.053        (0.053)       --              --
  Year ended 12/31/90                1.000      0.076          --            0.076        (0.076)       --              --
  Three months ended 12/31/89        1.000      0.086          --            0.086        (0.086)       --              --
  Year ended 9/30/89                 1.000      0.024          --            0.024        (0.024)       --              --
  Year ended 9/30/88                 1.000      0.066          --            0.066        (0.066)       --              --
  Year ended 9/30/87                 1.000      0.053          --            0.053        (0.053)       --              --

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                          1.000      0.028          --            0.028        (0.028)       --              --



                                                                                 Ratios/Supplemental Data
                                                      ------------------------------------------------------------------------------
                                                                                                   Net
                                  Net Asset             Net Assets,                             Investment                 Average
                                   Value,                 End of        Expenses    Expenses   Income/(Loss)               Rate of
                                   End of     Total       Period       to Average  Subsidized   to Average    Portfolio  Commissions
                                   Period    Return*  (000's Omitted)  Net Assets    by Gisc    Net Assets    Turnover     Paid****
                                  --------------------------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Year ended 12/31/96             $ 37.91     26.49%    $1,392,186         0.79%        --         1.19%         81%        $ 0.047
  Year ended 12/31/95               33.97     34.28        972,275         0.81         --         1.07          78            --
  Year ended 12/31/94               26.89     (1.44)       640,917         0.84         --         1.15          54            --
  Year ended 12/31/93               28.63     20.28        560,193         0.81         --         1.89          46            --
  Year ended 12/31/92               25.17     20.48        335,660         0.68         --         1.94          64            --
  Year ended 12/31/91               22.23     35.16        270,095         0.67         --         2.96          57            --
  Year ended 12/31/90               18.26    (12.21)       216,457         0.69         --         3.51          47            --
  Year ended 12/31/89               21.56     23.66        228,190         0.70         --         4.01          47            --
  Year ended 12/31/88               20.46     20.78        176,000         0.69         --         2.82          58            --
  Year ended 12/31/87               18.63      2.95        157,045         0.68         --         2.08          50            --

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                         37.90     17.35         36,006         1.77**       --         0.04**        81           0.047

THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Year ended 12/31/96               1.000      4.62         88,217         0.90         0.30       4.62          --            --
  Year ended 12/31/95               1.000      5.22         69,913         0.85         0.37       5.10          --            --
  Year ended 12/31/94               1.000      3.48         56,730         0.87         0.50       3.54          --            --
  Year ended 12/31/93               1.000      2.15         34,731         1.02         0.42       2.13          --            --
  Year ended 12/31/92               1.000      3.06         37,780         0.70         0.44       3.01          --            --
  Year ended 12/31/91               1.000      5.70         44,054         0.67         0.35       5.30          --            --
  Year ended 12/31/90               1.000      7.91         47,153         0.65         0.41       7.57          --            --
  Three months ended 12/31/89       1.000      8.60***      33,821         0.65**       0.52**     8.56**        --            --
  Year ended 9/30/89                1.000      2.40         21,961         1.00         0.38       7.63          --            --
  Year ended 9/30/88                1.000      6.60         20,603         1.00         0.28       6.32          --            --
  Year ended 9/30/87                1.000      5.30         19,618         1.00         0.35       5.34          --            --

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                         1.000      2.81          2,583         1.16**       0.59       4.43**        --            --

   +  Commencement of operations.
   *  Excludes the effect of sales load.
  **  Annualized.
 ***  Not annualized.
**** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                                    52 & 53

--------------------
FINANCIAL HIGHLIGHTS
--------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                          Net Realized
                                                          & Unrealized
                                                         Gain/(Loss) on
                                                           Investments     Increase/               Distributions  Distributions
                                  Net Asset      Net       and Foreign    (Decrease)    Dividends    in Excess        from
                                   Value,    Investment     Currency         from       from Net      of Net      Net Realized
                                  Beginning    Income        Related      Investment   Investment   Investment       Gain on
                                  of Period    (Loss)     Transactions    Operations     Income       Income       Investments
                                  ------------------------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Year ended 12/31/96              $ 12.19    $  0.23       $  1.96        $  2.19      $  (0.23)       --          $ (1.19)
  Year ended 12/31/95                10.23       0.23          2.29           2.52         (0.23)       --            (0.33)
  Year ended 12/31/94                10.98       0.28         (0.52)         (0.24)        (0.28)       --            (0.23)
  Period from 2/16/93+ to 12/31/93   10.00       0.19          1.02           1.21         (0.18)       --            (0.05)

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                          12.61       0.04          1.50           1.54         (0.04)       --            (1.19)

THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
 CLASS A:
  Year ended 12/31/96                13.57       0.05          1.89           1.94         (0.05)    ($ 0.05)         (0.19)
  Year ended 12/31/95                13.01       0.04          1.40           1.44         (0.04)      (0.23)         (0.61)
  Year ended 12/31/94                13.19       0.01         (0.09)         (0.08)        (0.01)       --            (0.09)
  Period from 2/16/93+ to 12/31/93   10.00      (0.02)         3.32           3.30          --          --            (0.11)

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                          14.71      (0.04)         0.76           0.72         (0.04)      (0.08)         (0.19)

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
 CLASS A:
  Year ended 12/31/96                10.00       0.55         (0.30)          0.25         (0.55)       --             --
  Year ended 12/31/95                 9.12       0.59          0.88           1.47         (0.59)       --             --
  Year ended 12/31/94                10.04       0.46         (0.90)         (0.44)        (0.46)       --            (0.02)
  Period from 2/16/93+ to 12/31/93   10.00       0.37          0.18           0.55         (0.37)       --            (0.14)

THE GUARDIAN TAX-EXEMPT FUND
 CLASS A:
  Year ended 12/31/96                 9.69       0.42         (0.08)          0.34         (0.42)       --             --
  Year ended 12/31/95                 8.86       0.44          0.83           1.27         (0.44)       --             --
  Year ended 12/31/94                10.20       0.40         (1.30)         (0.90)        (0.40)       --            (0.04)
  Period from 2/16/93+ to 12/31/93   10.00       0.34          0.40           0.74         (0.34)       --            (0.20)



                                                                                 Ratios/Supplemental Data
                                                      ------------------------------------------------------------------------------
                                                                                                   Net
                                  Net Asset             Net Assets,                             Investment                 Average
                                   Value,                 End of        Expenses    Expenses   Income/(Loss)               Rate of
                                   End of     Total       Period       to Average  Subsidized   to Average    Portfolio  Commissions
                                   Period    Return*  (000's Omitted)  Net Assets    by GISC    Net Assets    Turnover       Paid***
                                  --------------------------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Year ended 12/31/96             $ 12.96     18.74%      $88,190          1.30%       --          1.91%        122%       $ 0.053
  Year ended 12/31/95               12.19     24.51        70,591          1.25        --          1.98         219           --
  Year ended 12/31/94               10.23     (2.13)       54,875          1.30        --          2.72         216           --
  Period from 2/16/93+ to 12/31/93  10.98     12.16        50,200          1.29**      --          2.07**       165           --

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                         12.92     12.07         5,075          2.39**      --          0.70**       122          0.053

THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
 CLASS A:
  Year ended 12/31/96               15.22     14.33        57,593          1.70        --         (0.29)         39          0.036
  Year ended 12/31/95               13.57     11.14        44,546          1.74        --          0.19          51           --
  Year ended 12/31/94               13.01     (0.55)       37,542          1.91        --          0.20          33           --
  Period from 2/16/93+ to 12/31/93  13.19     32.98        20,809          2.35**      --         (0.21)**        9           --

 CLASS B:
  Period from May 1, 1996+ to
   12/31/96                         15.12      4.34         3,313          3.05**      --         (1.47)**       39          0.036

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
 CLASS A:
  Year ended 12/31/96                9.70      2.73        50,794          0.75        0.37%       5.73         257           --
  Year ended 12/31/95               10.00     16.64        53,706          0.75        0.39        6.11         401           --
  Year ended 12/31/94                9.12     (4.50)       43,487          1.46        --          4.94         186           --
  Period from 2/16/93+ to 12/31/93  10.04      4.13        23,310          1.42**      --          3.68**       167           --

THE GUARDIAN TAX-EXEMPT FUND
 CLASS A:
  Year ended 12/31/96                9.61      3.62        39,185          0.75        0.60        4.96         240           --
  Year ended 12/31/95                9.69     14.59        17,501          0.75        0.79        4.66         194           --
  Year ended 12/31/94                8.86     (8.98)       15,967          1.09        0.47        4.26         107           --
  Period from 2/16/93+ to 12/31/93  10.20      5.55        21,135          1.36**      --          3.35**       108           --

  +  Commencement of operations.
  *  Excludes the effect of sales loa
 **  Annualized.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                                    54 & 55

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

BOARD OF TRUSTEES AND SHAREHOLDERS
THE PARK AVENUE PORTFOLIO

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

New York, New York
February 7, 1997

o INVESTMENT ADVISER & DISTRIBUTOR

  Guardian Investor Services Corporation(R)
  201 Park Avenue South
  New York, New York 10003


o CUSTODIAN OF ASSETS

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

o SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
  DIVIDEND PAYING AGENT FOR STATE STREET BANK
  AND TRUST COMPANY

  National Financial Data Services
  P.O. Box 419611
  Kansas City, Missouri 64141-6611

o TRUSTEES

  Joseph D. Sargent -- Chair
  John C. Angle
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

o OFFICERS

  Frank J. Jones -- President
  Charles E. Albers
  Kevin S. Alter
  Michele S. Babakian
  Joseph A. Caruso
  Alexander M. Grant, Jr.
  Thomas R. Hickey, Jr.
  Jonathan Jankus
  Ann T. Kearney
  R. Robin Menzies
  Nikolaos D. Monoyios
  John B. Murphy
  Frank L. Pepe
  Richard T. Potter, Jr.
  Donald P. Sullivan, Jr.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

--------------------------------------------------------------------------------
ANNUAL REPORT TO SHAREHOLDERS
-----------------------------

--------------------------------------------------------------------------------


                                       THE
                                   PARK AVENUE
                                    PORTFOLIO

                              ---------------------

                                  ANNUAL REPORT
                                 TO SHAREHOLDERS

                                DECEMBER 31, 1996

                              ---------------------

                              o The Guardian
                                Park Avenue Fund

                              o The Guardian
                                Asset Allocation Fund

                              o The Guardian
                                Baillie Gifford
                                International Fund

                              o The Guardian
                                Investment Quality
                                Bond Fund

                              o The Guardian
                                Tax-Exempt Fund

                              o The Guardian Cash
                                Management Fund


                                [LOGO]
                                ----------
                                Guardian Investor
                                Services Corporation(R)


[Logo]                                                         -----------------
----------                                                       Bulk Rate Mail
Guardian Investor Services Corporation(R)                      U.S. Postage Paid
201 Park Avenue South                                             Newark, NJ
New York, NY  10003                                              Permit No. 45
                                                               -----------------


[LOGO] EB-011566M  12/96